Exhibit 99.9

Supplement to the
Estimates

Fiscal Year Ending March 31, 2012

Supplement to the
Estimates

Fiscal Year Ending March 31, 2012

British Columbia Cataloguing in Publication Data

British Columbia.

Estimates, fiscal year ending March 31. —1983 —

Annual

Continues: British Columbia. Ministry of Finance.

Estimates of revenue and expenditure. ISSN 0707-3046 Vols. For 1983 — have suppl.

Imprint varies: Ministry of Finance, 1983-1987: Ministry Of Finance and Corporate Relations, 1988-June 2001: Ministry of Finance, June 2001-

Also available on the Internet.

ISSN 0712-4597 = Estimates — Province of British Columbia

1.	British Columbia — Appropriations and expenditures — Periodicals.
2.	Budget — British Columbia — Periodicals.
3.	Revenue — British Columbia — Periodicals.
I.	British Columbia. Ministry of Finance.
II.	British Columbia. Ministry of Finance and Corporate Relations.
III.	Title.

HJ13.B742	354.7110072’225	C82-089032-4

INTRODUCTION

CONSOLIDATED REVENUE FUND OPERATING EXPENSES

This publication provides summary and detailed Consolidated Revenue Fund expenses for special offices, ministries and other appropriations. Expenses are classified by group accounts. These group accounts represent broad categories of expenses (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries and External Recoveries). Each group account is comprised of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for the 2010/11 Estimates. Each column thereafter provides 2011/12 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Sub-total columns are also presented to parallel the group account classification totals found in the Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

CONSOLIDATED REVENUE FUND CAPITAL EXPENDITURES

This publication also provides details, by special office, ministry and other appropriation, for capital expenditures. Capital expenditures are presented on the basis of the category of assets acquired, in a manner similar to operating expenses (by column, headed by an alphabetical code which relates to a specific standard object of capital expenditure). The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECT OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses and capital expenditures by sub-vote, by group account and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s Budget web site: http://www.bcbudget.gov.bc.ca/.

Salaries and Benefits
50	Base Salaries
51	Supplementary Salary Costs
52	Employee Benefits
54	Legislative Salaries and Indemnities

Operating Costs
55	Boards, Commissions and Courts - Fees and Expenses
57	Public Servant Travel
59	Centralized Management Support Services
60	Professional Services
63	Information Systems - Operating
65	Office and Business Expenses
67	Informational Advertising and Publication
68	Statutory Advertising and Publications
69	Utilities, Materials and Supplies
70	Operating Equipment and Vehicles
72	Non-Capital Roads and Bridges
73	Amortization
75	Building Occupancy Charges

Government transfers
77	Transfers - Grants
79	Transfers - Entitlements
80	Transfers - Agreements

Other Expenses
81	Transfers Between Votes and Special Accounts
83	Interest on the Public Debt
85	Other Expenses

Internal Recoveries
86	Recoveries Between Votes and Special Accounts
88	Recoveries Within the Consolidated Revenue Fund

External Recoveries
89	Recoveries Within the Government Reporting Entity
90	Recoveries External to the Government Reporting Entity

Capital Expenditures
Land	Land
LI	Land Improvements
Bldg	Buildings
SpE	Specialized Equipment
FE	Office Furniture and Equipment
Veh	Vehicles
TI	Tenant Improvements
Roads	Roads, Bridges and Ferries

CONSOLIDATED REVENUE FUND OPERATING SUMMARY ($000)

Vote and Special Account		Total 2010/11 Operating Expenses	Total Salaries and Benefits	Total Operating Costs	Total Government Transfers	Total Other Expenses	Total Internal Recoveries	Total External Recoveries	Total 2011/12 Operating Expenses
Legislation
1	Legislation	68,004	37,979	13,211	—	18,122	(450)	—	68,862
Officers of the Legislature
2	Auditor General	15,400	11,986	3,703	63	—	—	—	15,752
3	Conflict of Interest Commissioner	440	325	144	—	11	—	—	480
4	Elections BC	7,740	3,830	4,301	—	3	—	—	8,134
5	Information and Privacy Commissioner	4,470	3,139	1,772	—	—	(3)	(2)	4,906
6	Merit Commissioner	965	643	419	—	—	—	—	1,062
7	Ombudsperson	4,945	4,513	1,588	—	—	(614)	(115)	5,372
8	Police Complaint Commissioner	2,457	1,972	824	—	—	—	—	2,796
9	Representative for Children and Youth	6,973	4,920	2,333	60	4	—	—	7,317
	Total	43,390	31,328	15,084	123	18	(617)	(117)	45,819
Office of the Premier
10	Office of the Premier	7,049	5,225	1,244	1	207	(2)	—	6,675
Ministry of Aboriginal Relations and Reconciliation
11	Ministry Operations	37,205	19,575	7,074	5,899	2,928	(5)	(461)	35,010
12	Treaty and Other Agreements Funding	40,021	—	—	40,590	—	—	(569)	40,021
	Special Account(s)	3,968	80	44	4,875	—	—	—	4,999
	Total	81,194	19,655	7,118	51,364	2,928	(5)	(1,030)	80,030
Ministry of Agriculture
13	Ministry Operations	55,223	24,154	8,170	25,416	12,367	(46)	(17,764)	52,297
14	Agricultural Land Commission	2,088	1,531	446	—	—	(1)	(2)	1,974
	Special Account(s)	18,500	—	—	—	18,501	—	(1)	18,500
	Transfer from Ministry Operations Vote	(7,000)	—	—	—	(7,000)	—	—	(7,000)
	Total	68,811	25,685	8,616	25,416	23,868	(47)	(17,767)	65,771
Ministry of Attorney General
15	Ministry Operations	366,301	251,276	70,591	91,056	11,459	(65,693)	(7,011)	351,678
16	Judiciary	67,740	59,879	6,940	179	27	—	—	67,025
17	Crown Proceeding Act	24,500	—	—	—	24,500	—	—	24,500
18	British Columbia Utilities Commission	1	3,218	3,456	—	1	—	(6,674)	1
	Special Account(s)	8,559	18,959	4,773	—	343	—	(15,215)	8,860
	Transfer from Ministry Operations Vote	(9,462)	—	—	—	(8,860)	—	—	(8,860)
	Total	457,639	333,332	85,760	91,235	27,470	(65,693)	(28,900)	443,204
Ministry of Children and Family Development
19	Ministry Operations	1,333,693	310,620	55,472	1,037,662	3,135	(2,518)	(73,780)	1,330,591

CONSOLIDATED REVENUE FUND OPERATING SUMMARY ($000)

		Total	Total						Total
		2010/11	Salaries	Total	Total	Total	Total	Total	2011/12
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Citizens’ Services
20	Ministry Operations	86,073	53,449	29,210	6,410	8,064	(15,101)	(9,866)	72,166
21	Shared Services BC	451,814	82,874	632,450	—	113,144	(153,306)	(223,474)	451,688
22	Public Affairs Bureau	26,429	18,223	7,471	—	742	(178)	(103)	26,155
23	Public Service Agency	57,620	26,457	25,006	—	6,569	(6,521)	(1,834)	49,677
24	Benefits	1	436,365	3,412	250	259	(388,071)	(52,214)	1
	Total	621,937	617,368	697,549	6,660	128,778	(563,177)	(287,491)	599,687
Ministry of Community, Sport and Cultural Development
25	Ministry Operations	330,185	17,970	9,810	275,397	19	(6,445)	(53,486)	243,265
	Special Account(s)	9,642	—	—	4,200	6,442	—	—	10,642
	Total	339,827	17,970	9,810	279,597	6,461	(6,445)	(53,486)	253,907
Ministry of Education
26	Ministry Operations	5,163,953	24,902	33,409	5,206,774	1,072	(644)	(23,636)	5,241,877
	Special Account(s)	—	—	—	—	—	—	—	—
	Total	5,163,953	24,902	33,409	5,206,774	1,072	(644)	(23,636)	5,241,877
Ministry of Energy
27	Ministry Operations	40,759	10,907	9,475	15,691	1,227	(5)	(12)	37,283
	Special Account(s)	14,948	399	107	14,441	—	—	—	14,947
	Total	55,707	11,306	9,582	30,132	1,227	(5)	(12)	52,230
Ministry of Environment
28	Ministry Operations	104,683	69,055	40,661	4,031	10,599	(20,472)	(3,095)	100,779
29	Environmental Assessment Office	8,816	4,999	1,644	800	1,314	(1)	(2)	8,754
	Special Account(s)	23,055	—	500	—	20,305	—	—	20,805
	Total	136,554	74,054	42,805	4,831	32,218	(20,473)	(3,097)	130,338
Ministry of Finance
30	Ministry Operations	129,669	94,421	89,221	17,471	56,576	(16,637)	(130,394)	110,658
31	Pacific Carbon Trust	5,000	—	—	—	—	—	—	—
	Special Account(s)	4,244	3,732	4,017	—	43,651	(44,848)	(2,351)	4,201
	Total	138,913	98,153	93,238	17,471	100,227	(61,485)	(132,745)	114,859
Ministry of Forests, Mines and Lands
32	Ministry Operations	170,175	30,436	115,594	2,915	3,073	(6,211)	(10,302)	135,505
	Special Account(s)	158,469	22,960	85,398	1	60,634	(2)	(5,459)	163,532
	Total	328,644	53,396	200,992	2,916	63,707	(6,213)	(15,761)	299,037
Ministry of Health Services
33	Ministry Operations	14,648,982	117,522	105,747	15,694,415	4,448	(147,531)	(208,432)	15,566,169
	Special Account(s)	147,250	—	—	—	147,250	—	—	147,250
	Total	14,796,232	117,522	105,747	15,694,415	151,698	(147,531)	(208,432)	15,713,419
Ministry of Labour
34	Ministry Operations	16,460	34,278	6,595	—	746	(1)	(26,188)	15,430

CONSOLIDATED REVENUE FUND OPERATING SUMMARY ($000)

		Total	Total						Total
		2010/11	Salaries	Total	Total	Total	Total	Total	2011/12
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Natural Resource Operations
35	Ministry Operations	274,490	210,569	102,040	2,363	49,369	(37,545)	(65,010)	261,786
36	Direct Fire	63,240	42,320	36,872	—	—	(1,670)	(14,621)	62,901
	Special Account(s)	20	—	—	87,691	20	—	(87,691)	20
	Total	337,750	252,889	138,912	90,054	49,389	(39,215)	(167,322)	324,707
Ministry of Public Safety and Solicitor General
37	Ministry Operations	938,142	209,441	45,140	966,943	4,042	(14,887)	(276,436)	934,243
38	Emergency Program Act	14,559	1,298	7,481	5,699	—	—	—	14,478
	Special Account(s)	24,805	2,120	2,204	13,758	9,931	—	(3,228)	24,785
	Total	977,506	212,859	54,825	986,400	13,973	(14,887)	(279,664)	973,506
Ministry of Regional Economic and Skills Development
39	Ministry Operations	716,824	40,580	18,840	837,065	284	(17,002)	(165,754)	714,013
	Special Account(s)	500	—	—	500	—	—	—	500
	Total	717,324	40,580	18,840	837,565	284	(17,002)	(165,754)	714,513
Ministry of Science and Universities
40	Ministry Operations	1,414,833	5,939	3,779	1,405,896	29	(1)	(5)	1,415,637
Ministry of Social Development
41	Ministry Operations	2,354,102	122,595	25,282	2,493,984	5,363	(139)	(308,622)	2,338,463
Ministry of Tourism, Trade and Investment
42	Ministry Operations	106,511	23,833	45,195	19,662	149	(317)	(8,827)	79,695
Ministry of Transportation and Infrastructure
43	Ministry Operations	752,814	113,534	1,720,950	248,404	1,603	(3)	(1,277,566)	806,922
Management of Public Funds and Debt
44	Management of Public Funds and Debt	1,300,598	—	—	—	2,373,353	—	(1,024,052)	1,349,301
Other Appropriations
45	Contingencies (All Ministries) and New Programs	450,000	—	—	—	600,000	—	—	600,000
46	Capital Funding	1,750,696	—	—	1,543,311	—	—	—	1,543,311
47	Commissions on Collection of Public Funds	1	—	—	—	19,396	—	(19,395)	1
48	Allowances for Doubtful Revenue Accounts	1	—	—	—	123,511	—	(123,510)	1
49	BC Family Bonus	6,379	—	—	4,317	—	—	—	4,317
50	Environmental Appeal Board and Forest Appeals Commission	2,088	952	1,105	—	20	(1)	(1)	2,075
51	Forest Practices Board	3,839	2,328	1,487	—	4	(1)	(3)	3,815
	Total	2,213,004	3,280	2,592	1,547,628	742,931	(2)	(142,909)	2,153,520
	Overall Total	33,832,449	2,588,282	3,396,607	30,078,190	3,748,956	(946,872)	(4,247,163)	34,618,000
	Adjusted Totals(1)		2,201,500	3,268,902	30,078,190	3,316,571	—	(4,247,163)

(1) Amounts are net of adjustments to eliminate double counting. See page 8.

CONSOLIDATED REVENUE FUND CAPITAL SUMMARY ($000)

		Total										Total
		2010/11					Furniture				Roads,	2011/12
		Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account		Expenses	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenses
Legislation
1	Legislation	6,275	—	—	—	—	905	—	319	5,050	—	6,274
Officers of the Legislature
2	Auditor General	150	—	—	—	—	100	—	80	70	—	250
3	Conflict of Interest Commissioner	—	—	—	—	—	—	—	—	—	—	—
4	Elections BC	1,298	—	—	—	—	—	—	1,439	—	—	1,439
5	Information and Privacy Commissioner	574	—	—	—	—	5	—	40	—	—	45
6	Merit Commissioner	152	—	—	—	—	5	—	10	—	—	15
7	Ombudsperson	741	—	—	—	—	5	—	70	—	—	75
8	Police Complaint Commissioner	325	—	—	—	—	2	—	23	—	—	25
9	Representative for Children and Youth	30	—	—	—	—	30	—	—	50	—	80
	Total	3,270	—	—	—	—	147	—	1,662	120	—	1,929
Office of the Premier
10	Office of the Premier	1	—	—	—	—	1	—	—	—	—	1
Ministry of Aboriginal Relations and Reconciliation
11	Ministry Operations	23	—	—	—	—	1	—	—	—	—	1
12	Treaty and Other Agreements Funding	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	23	—	—	—	—	1	—	—	—	—	1
Ministry of Agriculture
13	Ministry Operations	55	—	—	—	—	3	—	—	—	—	3
14	Agricultural Land Commission	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	55	—	—	—	—	3	—	—	—	—	3
Ministry of Attorney General
15	Ministry Operations	4,847	—	—	—	1,126	44	1,752	2,310	—	—	5,232
16	Judiciary	385	—	—	—	—	78	—	626	—	—	704
17	Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—
18	British Columbia Utilities Commission	20	—	—	—	—	—	—	10	—	—	10
	Special Account(s)	500	—	—	—	—	—	—	499	—	—	499
	Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	5,752	—	—	—	1,126	122	1,752	3,445	—	—	6,445
Ministry of Children and Family Development
19	Ministry Operations	188	—	—	—	8	52	336	100	—	—	496

CONSOLIDATED REVENUE FUND CAPITAL SUMMARY ($000)

		Total										Total
		2010/11					Furniture				Roads,	2011/12
		Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account		Expenses	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenses
Ministry of Citizens’ Services
20	Ministry Operations	1,811	—	—	—	—	9	—	1,871	—	—	1,880
21	Shared Services BC	123,371	—	—	56,458	3,218	210	—	19,704	21,637	—	101,227
22	Public Affairs Bureau	120	—	—	—	—	—	—	—	—	—	—
23	Public Service Agency	—	—	—	—	—	—	—	—	—	—	—
24	Benefits	—	—	—	—	—	—	—	—	—	—	—
	Total	125,302	—	—	56,458	3,218	219	—	21,575	21,637	—	103,107
Ministry of Community, Sport and Cultural Development
25	Ministry Operations	1,020	—	—	—	—	2	—	830	—	—	832
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	1,020	—	—	—	—	2	—	830	—	—	832
Ministry of Education
26	Ministry Operations	1,852	—	—	—	—	2	—	2,000	—	—	2,002
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	1,852	—	—	—	—	2	—	2,000	—	—	2,002
Ministry of Energy
27	Ministry Operations	69,008	—	—	—	—	—	—	250	—	64,000	64,250
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	69,008	—	—	—	—	—	—	250	—	64,000	64,250
Ministry of Environment
28	Ministry Operations	12,779	—	10,980	—	926	10	23	—	—	—	11,939
29	Environmental Assessment Office	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	400	—	400	—	—	—	—	—	—	—	400
	Total	13,179	—	11,380	—	926	10	23	—	—	—	12,339
Ministry of Finance
30	Ministry Operations	2,994	—	—	—	—	10	—	2,516	—	—	2,526
31	Pacific Carbon Trust	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	2,994	—	—	—	—	10	—	2,516	—	—	2,526
Ministry of Forests, Mines and Lands
32	Ministry Operations	928	—	—	—	—	—	—	753	—	—	753
	Special Account(s)	25,885	—	—	—	150	—	—	450	—	23,600	24,200
	Total	26,813	—	—	—	150	—	—	1,203	—	23,600	24,953
Ministry of Health Services
33	Ministry Operations	7,024	—	—	—	—	30	—	30,952	—	—	30,982
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	7,024	—	—	—	—	30	—	30,952	—	—	30,982
Ministry of Labour
34	Ministry Operations	1,003	—	—	—	—	3	—	430	—	—	433

CONSOLIDATED REVENUE FUND CAPITAL SUMMARY ($000)

Vote and Special Account		Total 2010/11 Capital Expenses	Land	Land Improvements	Buildings	Specialized Equipment	Furniture and Equipment	Vehicles	Information Systems	Tenant Improvements	Roads, Bridges, and Ferries	Total 2011/12 Capital Expenses
Ministry of Natural Resource Operations
35	Ministry Operations	42,427	—	2,292	—	995	18	1,203	4,014	—	13,650	22,172
36	Direct Fire	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	42,427	—	2,292	—	995	18	1,203	4,014	—	13,650	22,172
Ministry of Public Safety and Solicitor General
37	Ministry Operations	6,726	—	—	—	1,430	30	174	5,023	—	—	6,657
38	Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	6,726	—	—	—	1,430	30	174	5,023	—	—	6,657
Ministry of Regional Economic and Skills Development
39	Ministry Operations	558	—	—	—	—	4	—	93	—	—	97
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	558	—	—	—	—	4	—	93	—	—	97
Ministry of Science and Universities
40	Ministry Operations	615	—	—	—	—	—	—	566	—	—	566
Ministry of Social Development
41	Ministry Operations	33,514	—	—	—	—	804	29	35,900	1,650	—	38,383
Ministry of Tourism, Trade and Investment
42	Ministry Operations	3,311	—	—	80	—	1	—	3,201	—	—	3,282
Ministry of Transportation and Infrastructure
43	Ministry Operations	4,273	—	—	—	722	14	1,019	2,490	—	—	4,245
Management of Public Funds and Debt
44	Management of Public Funds and Debt	—	—	—	—	—	—	—	—	—	—	—
Other Appropriations
45	Contingencies (All Ministries) and New Programs	70,000	—	—	—	—	—	—	50,000	—	—	50,000
46	Capital Funding	—	—	—	—	—	—	—	—	—	—	—
47	Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—
48	Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—
49	BC Family Bonus	—	—	—	—	—	—	—	—	—	—	—
50	Environmental Appeal Board and Forest Appeals Commission	—	—	—	—	—	—	—	—	—	—	—
51	Forest Practices Board	—	—	—	—	—	—	—	—	—	—	—
	Total	70,000	—	—	—	—	—	—	50,000	—	—	50,000
	Overall Total	425,183	—	13,672	56,538	8,575	2,378	4,536	166,569	28,457	101,250	381,975

OPERATING EXPENSES BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments		Adjusted Total
50	Base Salaries	1,712,144	—		1,712,144
51	Supplementary Salary Costs	27,813	—		27,813
52	Employee Benefits	834,739	(386,782	)(1)	447,957
54	Legislative Salaries and Indemnities	13,586	—		13,586
	Salaries and Benefits	2,588,282	(386,782)		2,201,500
55	Boards, Commissions, and Courts - Fees and Expenses	12,094	—		12,094
57	Public Servant Travel	57,381	—		57,381
59	Centralized Management Support Services	61,696	(60,688	)(2)	1,008
60	Professional Services	535,598	(2,453	)(3)	533,145
63	Information Systems - Operating	319,105	(53,804	)(3)	265,301
65	Office and Business Expenses	90,008	(9,250	)(3)	80,758
67	Advertising and Publications	19,390	—		19,390
68	Statutory Advertising and Publications	2,631	—		2,631
69	Utilities, Materials and Supplies	724,052	—		724,052
70	Operating Equipment and Vehicles	85,664	—		85,664
72	Non-Capital Roads and Bridges	886,483	—		886,483
73	Amortization	243,177	—		243,177
75	Building Occupancy Charges	359,328	(1,510	)(3)	357,818
	Operating Costs	3,396,607	(127,705)		3,268,902
77	Transfers - Grants	847,576	—		847,576
79	Transfers - Entitlements	18,534,025	—		18,534,025
80	Transfers - Agreements	10,696,589	—		10,696,589
	Government Transfers	30,078,190	—		30,078,190
81	Transfer Between Votes and Special Accounts	183,816	(183,816	)(4)	—
83	Interest on the Public Debt	1,345,520	—		1,345,520
85	Other Expenses	2,219,620	(248,569	)(3)	1,971,051
	Other Expenses	3,748,956	(432,385)		3,316,571
86	Recoveries Between Votes and Special Accounts	(183,816)	183,816	(4)	—
88	Recoveries Within the Consolidated Revenue Fund	(763,056)	763,056	(5)	—
	Internal Recoveries	(946,872)	946,872		—
89	Recoveries External to the Consolidated Revenue Fund	(1,813,127)	—		(1,813,127)
90	Recoveries External to the Government Reporting Entity	(2,434,036)	—		(2,434,036)
	External Recoveries	(4,247,163)	—		(4,247,163)
	Net Operating Expenses	34,618,000	—		34,618,000

(1)          Recoveries from ministries by the Public Service Agency for employee benefits.

(2)          Recoveries from ministries by Attorney General, Finance, and the Office of the Premier for centrally managed services such as legal services.

(3)          Recoveries between ministries for other centralized services such as banking charges, business and technology services, professional services, and other corporate services.

(4)          Transfers between special accounts and votes in Agriculture; Attorney General; Community, Sport and Cultural Development; Environment; Forests, Mines and Lands; Health Services; Natural Resource Operations; and Public Safety and Solicitor General.

(5)          Recoveries for costs referred to in Notes 1, 2, and 3.

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

OPERATING EXPENSES

LEGISLATION

($000)

VOTE 1 Legislation

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Legislation	68,004	15,838	130	11,614	10,397	37,979	—	175	—	810	1,748	2,824	9	460	1,257
Members’ Services	36,453	314	—	7,607	9,315	17,236	—	40	—	75	228	265	—	150	—
Caucus Support Services	6,525	4,942	—	1,178	—	6,120	—	—	—	—	—	873	—	—	—
Office of the Speaker	421	257	—	62	—	319	—	2	—	—	4	55	—	—	1
Clerk of the House	1,095	137	—	195	671	1,003	—	—	—	2	3	15	—	—	—
Clerk of the Committees	597	128	—	106	312	546	—	12	—	5	33	28	—	—	—
Legislative Operations	11,378	2,912	20	702	—	3,634	—	57	—	212	1,310	1,212	9	310	198
Sergeant-at-Arms	4,716	3,151	105	799	99	4,154	—	23	—	185	29	160	—	—	82
Hansard	4,130	2,358	—	569	—	2,927	—	33	—	320	83	144	—	—	517
Legislative Library	2,689	1,639	5	396	—	2,040	—	8	—	11	58	72	—	—	459

Total	68,004	15,838	130	11,614	10,397	37,979	—	175	—	810	1,748	2,824	9	460	1,257

LEGISLATION

($000)

VOTE 1 Legislation

					Total				Total				Total			Total			Total	Total 2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Legislation	43	—	2,000	3,885	13,211	—	—	—	—	—	—	18,122	18,122	—	(450)	(450)	—	—	—	68,862
Members’ Services	—	—	—	—	758	—	—	—	—	—	—	17,999	17,999	—	—	—	—	—	—	35,993
Caucus Support Services	—	—	—	—	873	—	—	—	—	—	—	—	—	—	—	—	—	—	—	6,993
Office of the Speaker	—	—	—	—	62	—	—	—	—	—	—	40	40	—	—	—	—	—	—	421
Clerk of the House	—	—	—	—	20	—	—	—	—	—	—	75	75	—	—	—	—	—	—	1,098
Clerk of the Committees	—	—	—	—	78	—	—	—	—	—	—	1	1	—	—	—	—	—	—	625
Legislative Operations	—	—	2,000	3,782	9,090	—	—	—	—	—	—	7	7	—	(450)	(450)	—	—	—	12,281
Sergeant-at-Arms	43	—	—	40	562	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,716
Hansard	—	—	—	63	1,160	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,087
Legislative Library	—	—	—	—	608	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,648

Total	43	—	2,000	3,885	13,211	—	—	—	—	—	—	18,122	18,122	—	(450)	(450)	—	—	—	68,862

OFFICERS OF THE LEGISLATURE
($000)

VOTE 2 Auditor General

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General	15,400	9,029	400	2,292	265	11,986	—	537	—	1,062	391	713	—	100	—

Total	15,400	9,029	400	2,292	265	11,986	—	537	—	1,062	391	713	—	100	—

VOTE 3 Conflict of Interest Commissioner

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	440	93	—	29	203	325	—	20	—	50	17	20	—	1	1

Total	440	93	—	29	203	325	—	20	—	50	17	20	—	1	1

VOTE 4 Elections BC

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Elections BC	7,740	2,737	79	755	259	3,830	—	94	—	236	1,969	319	19	6	8

Total	7,740	2,737	79	755	259	3,830	—	94	—	236	1,969	319	19	6	8

VOTE 5 Information and Privacy Commissioner

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	4,470	2,327	6	547	259	3,139	—	67	—	750	97	113	25	20	16

Total	4,470	2,327	6	547	259	3,139	—	67	—	750	97	113	25	20	16

VOTE 6 Merit Commissioner

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	965	392	5	109	137	643	—	13	—	100	31	25	2	5	2

Total	965	392	5	109	137	643	—	13	—	100	31	25	2	5	2

OFFICERS OF THE LEGISLATURE
($000)

VOTE 2 Auditor General

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Auditor General	12	—	152	736	3,703	63	—	—	63	—	—	—	—	—	—	—	—	—	—	15,752

Total	12	—	152	736	3,703	63	—	—	63	—	—	—	—	—	—	—	—	—	—	15,752

VOTE 3 Conflict of Interest Commissioner

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Conflict of Interest Commissioner	—	—	—	35	144	—	—	—	—	—	—	11	11	—	—	—	—	—	—	480

Total	—	—	—	35	144	—	—	—	—	—	—	11	11	—	—	—	—	—	—	480

VOTE 4 Elections BC

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Elections BC	1	—	704	945	4,301	—	—	—	—	—	—	3	3	—	—	—	—	—	—	8,134

Total	1	—	704	945	4,301	—	—	—	—	—	—	3	3	—	—	—	—	—	—	8,134

VOTE 5 Information and Privacy Commissioner

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Information and Privacy Commissioner	12	—	157	515	1,772	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	4,906

Total	12	—	157	515	1,772	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	4,906

VOTE 6 Merit Commissioner

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Merit Commissioner	—	—	54	187	419	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,062

Total	—	—	54	187	419	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,062

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsperson

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Ombudsperson	4,945	3,324	45	885	259	4,513	—	60	—	135	186	205	60	22	25

Total	4,945	3,324	45	885	259	4,513	—	60	—	135	186	205	60	22	25

VOTE 8 Police Complaint Commissioner

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	2,457	1,350	5	358	259	1,972	—	52	—	215	43	87	12	4	5

Total	2,457	1,350	5	358	259	1,972	—	52	—	215	43	87	12	4	5

VOTE 9 Representative for Children and Youth

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	6,973	3,605	68	972	275	4,920	—	202	—	512	428	373	—	—	14

Total	6,973	3,605	68	972	275	4,920	—	202	—	512	428	373	—	—	14

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsperson

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Ombudsperson	—	—	233	662	1,588	—	—	—	—	—	—	—	—	—	(614)	(614)	—	(115)	(115)	5,372

Total	—	—	233	662	1,588	—	—	—	—	—	—	—	—	—	(614)	(614)	—	(115)	(115)	5,372

VOTE 8 Police Complaint Commissioner

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Police Complaint Commissioner	—	—	93	313	824	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,796

Total	—	—	93	313	824	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,796

VOTE 9 Representative for Children and Youth

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Representative for Children and Youth	13	—	66	725	2,333	60	—	—	60	—	—	4	4	—	—	—	—	—	—	7,317

Total	13	—	66	725	2,333	60	—	—	60	—	—	4	4	—	—	—	—	—	—	7,317

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Executive and Support Services	7,049	3,954	10	1,168	93	5,225	—	404	284	81	81	329	—	—	5
Premier’s Office	2,878	1,915	5	471	93	2,484	—	232	—	10	37	88	—	—	—
Executive Operations	4,171	2,039	5	697	—	2,741	—	172	284	71	44	241	—	—	5

Total	7,049	3,954	10	1,168	93	5,225	—	404	284	81	81	329	—	—	5

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Executive and Support Services	13	—	47	—	1,244	1	—	—	1	—	—	207	207	—	(2)	(2)	—	—	—	6,675
Premier’s Office	1	—	7	—	375	—	—	—	—	—	—	92	92	—	—	—	—	—	—	2,951
Executive Operations	12	—	40	—	869	1	—	—	1	—	—	115	115	—	(2)	(2)	—	—	—	3,724

Total	13	—	47	—	1,244	1	—	—	1	—	—	207	207	—	(2)	(2)	—	—	—	6,675

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION
($000)

VOTE 11 Ministry Operations

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Negotiations and Implementation	19,257	10,422	38	2,397	—	12,857	—	1,228	1,882	547	68	411	—	—	—
Community and Socio-Economic Development	3,751	1,675	—	385	—	2,060	26	174	—	30	—	112	—	—	—
Strategic Initiatives	7,823	1,905	—	438	—	2,343	—	71	524	—	—	119	—	—	—
Executive and Support Services	6,374	1,824	1	438	52	2,315	40	210	565	16	375	396	—	—	8
Minister’s Office	587	312	—	90	52	454	—	85	—	—	—	13	—	—	—
Corporate Services	5,787	1,512	1	348	—	1,861	40	125	565	16	375	383	—	—	8

Total	37,205	15,826	39	3,658	52	19,575	66	1,683	2,971	593	443	1,038	—	—	8

VOTE 12 Treaty and Other Agreements Funding

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Treaty and Other Agreements Funding	40,021	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	40,021	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Special Account(s)

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	3,968	—	—	—	—	—	9	—	—	13	—	2	—	—	—
First Nations Clean Energy Business Fund special account	—	65	—	15	—	80	—	10	—	—	—	10	—	—	—

Total	3,968	65	—	15	—	80	9	10	—	13	—	12	—	—	—

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION
($000)

VOTE 11 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Negotiations and Implementation	—	—	5	—	4,141	—	400	395	795	—	—	802	802	—	(3)	(3)	—	(458)	(458)	18,134
Community and Socio-Economic Development	—	—	—	—	342	—	—	1,128	1,128	—	—	—	—	—	(1)	(1)	—	(1)	(1)	3,528
Strategic Initiatives	—	—	—	—	714	—	—	3,976	3,976	—	—	—	—	—	—	—	—	(1)	(1)	7,032
Executive and Support Services	—	—	266	1	1,877	—	—	—	—	—	—	2,126	2,126	—	(1)	(1)	—	(1)	(1)	6,316
Minister’s Office	—	—	—	—	98	—	—	—	—	—	—	30	30	—	—	—	—	—	—	582
Corporate Services	—	—	266	1	1,779	—	—	—	—	—	—	2,096	2,096	—	(1)	(1)	—	(1)	(1)	5,734

Total	—	—	271	1	7,074	—	400	5,499	5,899	—	—	2,928	2,928	—	(5)	(5)	—	(461)	(461)	35,010

VOTE 12 Treaty and Other Agreements Funding

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Treaty and Other Agreements Funding	—	—	—	—	—	—	—	40,590	40,590	—	—	—	—	—	—	—	—	(569)	(569)	40,021

Total	—	—	—	—	—	—	—	40,590	40,590	—	—	—	—	—	—	—	—	(569)	(569)	40,021

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
First Citizens Fund	—	—	—	—	24	—	—	3,625	3,625	—	—	—	—	—	—	—	—	—	—	3,649
First Nations Clean Energy Business Fund special account	—	—	—	—	20	—	—	1,250	1,250	—	—	—	—	—	—	—	—	—	—	1,350

Total	—	—	—	—	44	—	—	4,875	4,875	—	—	—	—	—	—	—	—	—	—	4,999

MINISTRY OF AGRICULTURE
($000)

VOTE 13 Ministry Operations

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Agriculture Science and Policy	10,960	8,934	58	2,055	—	11,047	—	439	—	1,767	23	346	—	9	552
Innovation and Governance	2,701	1,558	12	358	—	1,928	—	61	—	61	6	19	—	2	76
Policy and Industry Competitiveness	3,815	2,524	20	581	—	3,125	—	70	—	60	7	21	—	3	80
Plant and Animal Health	4,443	3,245	26	746	—	4,017	—	98	—	60	10	29	—	4	117
Growing Forward	1	1,607	—	370	—	1,977	—	210	—	1,586	—	277	—	—	279
Strategic Industry Partnerships	36,430	8,947	51	2,090	—	11,088	—	318	—	1,046	37	61	—	6	192
Food Protection	2,604	920	8	212	—	1,140	—	25	—	38	1	8	—	2	38
Sustainable Agriculture Management	4,638	2,799	22	644	—	3,465	—	96	—	305	10	28	—	4	127
Business Risk Management	29,188	5,228	21	1,234	—	6,483	—	197	—	703	26	25	—	—	27
BC Farm Industry Review Board	1,016	453	—	104	—	557	177	30	—	91	4	30	—	—	—
Executive and Support Services	6,817	1,131	—	278	53	1,462	—	107	291	501	38	608	—	—	5
Minister’s Office	511	226	—	70	53	349	—	77	—	—	9	14	—	—	5
Corporate Services	6,306	905	—	208	—	1,113	—	30	291	501	29	594	—	—	—

Total	55,223	19,465	109	4,527	53	24,154	177	894	291	3,405	102	1,045	—	15	749

VOTE 14 Agricultural Land Commission

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	2,088	1,245	—	286	—	1,531	191	42	—	74	67	40	—	9	1

Total	2,088	1,245	—	286	—	1,531	191	42	—	74	67	40	—	9	1

Special Account(s)

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Production Insurance Account	18,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	18,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF AGRICULTURE
($000)

VOTE 13 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Agriculture Science and Policy	148	—	270	—	3,554	134	—	5,546	5,680	—	—	270	270	—	(3)	(3)	—	(10,524)	(10,524)	10,024
Innovation and Governance	33	—	270	—	528	—	—	—	—	—	—	—	—	—	(1)	(1)	—	(1)	(1)	2,454
Policy and Industry Competitiveness	45	—	—	—	286	75	—	85	160	—	—	—	—	—	(1)	(1)	—	(47)	(47)	3,523
Plant and Animal Health	59	—	—	—	377	—	—	—	—	—	—	—	—	—	(1)	(1)	—	(347)	(347)	4,046
Growing Forward	11	—	—	—	2,363	59	—	5,461	5,520	—	—	270	270	—	—	—	—	(10,129)	(10,129)	1
Strategic Industry Partnerships	75	—	464	—	2,199	19,736	—	—	19,736	7,000	—	1,774	8,774	—	(3)	(3)	—	(7,238)	(7,238)	34,556
Food Protection	6	—	—	—	118	—	—	—	—	—	—	—	—	—	(1)	(1)	—	(1)	(1)	1,256
Sustainable Agriculture Management	46	—	429	—	1,045	—	—	—	—	—	—	—	—	—	(1)	(1)	—	(295)	(295)	4,214
Business Risk Management	23	—	35	—	1,036	19,736	—	—	19,736	7,000	—	1,774	8,774	—	(1)	(1)	—	(6,942)	(6,942)	29,086
BC Farm Industry Review Board	—	—	3	—	335	—	—	—	—	—	—	6	6	—	(1)	(1)	—	(1)	(1)	896
Executive and Support Services	13	—	459	60	2,082	—	—	—	—	—	—	3,317	3,317	—	(39)	(39)	—	(1)	(1)	6,821
Minister’s Office	13	—	—	—	118	—	—	—	—	—	—	36	36	—	—	—	—	—	—	503
Corporate Services	—	—	459	60	1,964	—	—	—	—	—	—	3,281	3,281	—	(39)	(39)	—	(1)	(1)	6,318

Total	236	—	1,196	60	8,170	19,870	—	5,546	25,416	7,000	—	5,367	12,367	—	(46)	(46)	—	(17,764)	(17,764)	52,297

VOTE 14 Agricultural Land Commission

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Agricultural Land Commission	18	—	4	—	446	—	—	—	—	—	—	—	—	—	(1)	(1)	—	(2)	(2)	1,974

Total	18	—	4	—	446	—	—	—	—	—	—	—	—	—	(1)	(1)	—	(2)	(2)	1,974

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Production Insurance Account	—	—	—	—	—	—	—	—	—	—	—	18,501	18,501	—	—	—	—	(1)	(1)	18,500

Total	—	—	—	—	—	—	—	—	—	—	—	18,501	18,501	—	—	—	—	(1)	(1)	18,500

MINISTRY OF ATTORNEY GENERAL
($000)

VOTE 15 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Justice Services	104,266	12,641	83	2,907	—	15,631	—	286	12	849	183	404	—	—	1
Prosecution Services	112,600	78,553	548	18,067	—	97,168	1,694	1,238	—	4,251	176	2,445	—	—	331
Court Services	103,050	63,523	883	14,855	—	79,261	2,180	1,159	—	2,466	2,061	2,658	—	—	995
Legal Services	16,583	38,088	485	8,810	—	47,383	20	857	—	28,142	660	1,994	—	127	—
Agencies, Boards and Commissions	13,895	2,618	4	603	—	3,225	810	118	—	315	45	110	—	5	—
Executive and Support Services	15,907	6,854	106	1,595	53	8,608	—	207	731	119	4,266	334	—	12	2
Minister’s Office	635	350	—	99	53	502	—	69	—	—	—	25	—	—	1
Corporate Services	15,272	6,504	106	1,496	—	8,106	—	138	731	119	4,266	309	—	12	1

Total	366,301	202,277	2,109	46,837	53	251,276	4,704	3,865	743	36,142	7,391	7,945	—	144	1,329

VOTE 16 Judiciary

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Judiciary	67,740	48,605	95	11,179	—	59,879	1,435	1,424	—	228	1,201	1,450	—	4	90
Superior Courts	14,470	9,512	65	2,188	—	11,765	—	136	—	71	994	545	—	1	16
Provincial Courts	53,270	39,093	30	8,991	—	48,114	1,435	1,288	—	157	207	905	—	3	74

Total	67,740	48,605	95	11,179	—	59,879	1,435	1,424	—	228	1,201	1,450	—	4	90

VOTE 17 Crown Proceeding Act

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 18 British Columbia Utilities Commission

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
British Columbia Utilities Commission	1	2,472	131	615	—	3,218	536	87	—	1,812	244	295	—	25	—

Total	1	2,472	131	615	—	3,218	536	87	—	1,812	244	295	—	25	—

MINISTRY OF ATTORNEY GENERAL
($000)

VOTE 15 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Justice Services	60	—	507	4	2,306	440	—	90,616	91,056	—	—	36	36	—	(1,200)	(1,200)	(10)	(3,492)	(3,502)	104,327
Prosecution Services	88	—	330	—	10,553	—	—	—	—	—	—	855	855	—	(1,720)	(1,720)	—	—	—	106,856
Court Services	1,451	—	4,231	396	17,597	—	—	—	—	—	—	920	920	—	—	—	—	(2,852)	(2,852)	94,926
Legal Services	—	—	93	—	31,893	—	—	—	—	—	—	313	313	—	(62,566)	(62,566)	(290)	(10)	(300)	16,723
Agencies, Boards and Commissions	—	—	76	—	1,479	—	—	—	—	8,860	—	—	8,860	—	(1)	(1)	(1)	(307)	(308)	13,255
Executive and Support Services	—	—	457	635	6,763	—	—	—	—	—	—	475	475	—	(206)	(206)	(1)	(48)	(49)	15,591
Minister’s Office	—	—	5	—	100	—	—	—	—	—	—	29	29	—	—	—	—	—	—	631
Corporate Services	—	—	452	635	6,663	—	—	—	—	—	—	446	446	—	(206)	(206)	(1)	(48)	(49)	14,960

Total	1,599	—	5,694	1,035	70,591	440	—	90,616	91,056	8,860	—	2,599	11,459	—	(65,693)	(65,693)	(302)	(6,709)	(7,011)	351,678

VOTE 16 Judiciary

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Judiciary	70	—	1,038	—	6,940	4	—	175	179	—	—	27	27	—	—	—	—	—	—	67,025
Superior Courts	4	—	789	—	2,556	—	—	—	—	—	—	18	18	—	—	—	—	—	—	14,339
Provincial Courts	66	—	249	—	4,384	4	—	175	179	—	—	9	9	—	—	—	—	—	—	52,686

Total	70	—	1,038	—	6,940	4	—	175	179	—	—	27	27	—	—	—	—	—	—	67,025

VOTE 17 Crown Proceeding Act

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

Total	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

VOTE 18 British Columbia Utilities Commission

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
British Columbia Utilities Commission	—	—	1	456	3,456	—	—	—	—	—	—	1	1	—	—	—	—	(6,674)	(6,674)	1

Total	—	—	1	456	3,456	—	—	—	—	—	—	1	1	—	—	—	—	(6,674)	(6,674)	1

MINISTRY OF ATTORNEY GENERAL
($000)

Special Account(s)

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Guardian and Trustee Operating Account	8,559	15,281	163	3,515	—	18,959	—	145	—	1,850	1,439	481	—	14	26

Total	8,559	15,281	163	3,515	—	18,959	—	145	—	1,850	1,439	481	—	14	26

MINISTRY OF ATTORNEY GENERAL
($000)

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Guardian and Trustee Operating Account	—	—	633	185	4,773	—	—	—	—	—	—	343	343	—	—	—	—	(15,215)	(15,215)	8,860

Total	—	—	633	185	4,773	—	—	—	—	—	—	343	343	—	—	—	—	(15,215)	(15,215)	8,860

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT
($000)

VOTE 19 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Prevention	256,975	6,737	95	1,550	—	8,382	22	26	—	—	55	488	—	—	—
Early Intervention	236,719	7,259	108	1,669	—	9,036	—	124	625	—	—	75	—	—	—
Intervention and Support	696,505	172,558	4,450	39,940	—	216,948	—	2,459	12,092	—	117	897	—	—	1,945
Aboriginal Approach	16,829	435	4	100	—	539	—	6	—	—	—	14	—	—	—
Quality Assurance	14,835	5,683	64	1,307	—	7,054	—	1,953	—	2,187	6,060	1,285	—	—	—
Support to Practice	96,377	43,596	733	10,027	—	54,356	—	1,204	—	975	6,576	4,977	—	26	85
Executive and Support Services	15,453	11,426	188	2,636	55	14,305	—	436	26	—	60	999	—	—	—
Minister’s Office	550	251	—	66	55	372	—	103	—	—	21	20	—	—	—
Corporate Services	14,903	11,175	188	2,570	—	13,933	—	333	26	—	39	979	—	—	—

Total	1,333,693	247,694	5,642	57,229	55	310,620	22	6,208	12,743	3,162	12,868	8,735	—	26	2,030

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT
($000)

VOTE 19 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Prevention	—	—	—	—	591	1,099	151,008	97,476	249,583	—	—	—	—	—	—	—	—	(1)	(1)	258,555
Early Intervention	—	—	—	—	824	—	26,590	200,161	226,751	—	—	—	—	—	—	—	—	(1)	(1)	236,610
Intervention and Support	313	—	116	34	17,973	—	31,486	504,280	535,766	—	—	1,267	1,267	—	(2,518)	(2,518)	—	(73,097)	(73,097)	696,339
Aboriginal Approach	—	—	—	—	20	—	—	19,263	19,263	—	—	—	—	—	—	—	—	—	—	19,822
Quality Assurance	—	—	—	—	11,485	—	—	891	891	—	—	—	—	—	—	—	—	—	—	19,430
Support to Practice	1,697	—	6,212	1,269	23,021	—	—	5,336	5,336	—	—	1,850	1,850	—	—	—	—	(1)	(1)	84,562
Executive and Support Services	3	—	—	34	1,558	—	—	72	72	—	—	18	18	—	—	—	—	(680)	(680)	15,273
Minister’s Office	3	—	—	—	147	—	—	—	—	—	—	18	18	—	—	—	—	—	—	537
Corporate Services	—	—	—	34	1,411	—	—	72	72	—	—	—	—	—	—	—	—	(680)	(680)	14,736

Total	2,013	—	6,328	1,337	55,472	1,099	209,084	827,479	1,037,662	—	—	3,135	3,135	—	(2,518)	(2,518)	—	(73,780)	(73,780)	1,330,591

MINISTRY OF CITIZENS’ SERVICES
($000)

VOTE 20 Ministry Operations

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Services to Citizens and Businesses	18,622	19,096	254	4,549	—	23,899	—	341	102	2,149	3,097	1,340	—	20	451
Services BC Operations	17,595	13,084	193	3,132	—	16,409	—	274	2	99	293	673	—	—	41
BC Online	638	585	—	135	—	720	—	10	86	437	1,977	110	—	—	—
BC Registries Services	1	1,980	32	489	—	2,501	—	33	11	29	802	382	—	20	23
BC Stats	388	3,447	29	793	—	4,269	—	24	3	1,584	25	175	—	—	387
Business and Workforce Transformation	17,316	6,712	7	1,544	—	8,263	—	85	7	(31)	4,443	274	—	7	—
Office of the Chief Information Officer	14,092	8,362	40	1,923	—	10,325	—	187	258	1,182	1,902	562	—	—	1
Executive and Support Services	36,043	8,833	26	2,051	52	10,962	—	117	301	472	4,453	1,448	—	10	6
Minister’s Office	492	248	1	75	52	376	—	38	—	—	16	11	—	—	—
Corporate Services	35,551	8,585	25	1,976	—	10,586	—	79	301	472	4,437	1,437	—	10	6

Total	86,073	43,003	327	10,067	52	53,449	—	730	668	3,772	13,895	3,624	—	37	458

VOTE 21 Shared Services BC

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Logistics and Business Services	18,551	27,429	1,404	6,309	—	35,142	—	189	765	4,854	18,142	586	—	3	3,561
Integrated Workplace Solutions	277,906	11,868	—	2,730	—	14,598	—	502	236	241	274	259	—	6	20,988
Technology Solutions	155,357	26,938	—	6,196	—	33,134	—	271	28	2,156	148,277	327	—	—	11

Total	451,814	66,235	1,404	15,235	—	82,874	—	962	1,029	7,251	166,693	1,172	—	9	24,560

VOTE 22 Public Affairs Bureau

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Public Affairs Bureau	26,429	14,704	77	3,442	—	18,223	—	295	94	700	871	1,108	4,077	11	48

Total	26,429	14,704	77	3,442	—	18,223	—	295	94	700	871	1,108	4,077	11	48

MINISTRY OF CITIZENS’ SERVICES
($000)

VOTE 20 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Services to Citizens and Businesses	—	—	1,659	—	9,159	—	—	—	—	—	—	833	833	—	(7,092)	(7,092)	(200)	(9,193)	(9,393)	17,406
Services BC Operations	—	—	227	—	1,609	—	—	—	—	—	—	689	689	—	(1,353)	(1,353)	(200)	(715)	(915)	16,439
BC Online	—	—	212	—	2,832	—	—	—	—	—	—	92	92	—	—	—	—	(3,015)	(3,015)	629
BC Registries Services	—	—	1,200	—	2,500	—	—	—	—	—	—	49	49	—	(180)	(180)	—	(4,869)	(4,869)	1
BC Stats	—	—	20	—	2,218	—	—	—	—	—	—	3	3	—	(5,559)	(5,559)	—	(594)	(594)	337
Business and Workforce Transformation	—	—	1,084	—	5,869	—	—	6,410	6,410	—	—	303	303	—	(4,553)	(4,553)	(1)	(1)	(2)	16,290
Office of the Chief Information Officer	—	—	149	—	4,241	—	—	—	—	—	—	54	54	—	(2,302)	(2,302)	(102)	(367)	(469)	11,849
Executive and Support Services	773	—	2,361	—	9,941	—	—	—	—	—	—	6,874	6,874	—	(1,154)	(1,154)	(1)	(1)	(2)	26,621
Minister’s Office	—	—	2	—	67	—	—	—	—	—	—	45	45	—	—	—	—	—	—	488
Corporate Services	773	—	2,359	—	9,874	—	—	—	—	—	—	6,829	6,829	—	(1,154)	(1,154)	(1)	(1)	(2)	26,133

Total	773	—	5,253	—	29,210	—	—	6,410	6,410	—	—	8,064	8,064	—	(15,101)	(15,101)	(304)	(9,562)	(9,866)	72,166

VOTE 21 Shared Services BC

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Logistics and Business Services	1,724	—	7,418	8,999	46,241	—	—	—	—	—	—	86,606	86,606	—	(97,992)	(97,992)	(12,963)	(39,311)	(52,274)	17,723
Integrated Workplace Solutions	20	—	36,344	330,033	388,903	—	—	—	—	—	—	24,859	24,859	—	(1,510)	(1,510)	(112,060)	(37,247)	(149,307)	277,543
Technology Solutions	—	—	46,236	—	197,306	—	—	—	—	—	—	1,679	1,679	—	(53,804)	(53,804)	(5,690)	(16,203)	(21,893)	156,422

Total	1,744	—	89,998	339,032	632,450	—	—	—	—	—	—	113,144	113,144	—	(153,306)	(153,306)	(130,713)	(92,761)	(223,474)	451,688

VOTE 22 Public Affairs Bureau

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Public Affairs Bureau	—	—	267	—	7,471	—	—	—	—	—	—	742	742	—	(178)	(178)	(42)	(61)	(103)	26,155

Total	—	—	267	—	7,471	—	—	—	—	—	—	742	742	—	(178)	(178)	(42)	(61)	(103)	26,155

MINISTRY OF CITIZENS’ SERVICES
($000)

VOTE 23 Public Service Agency

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Public Service Agency	57,620	21,510	—	4,947	—	26,457	—	594	185	1,784	17,977	1,217	—	—	—
Business Performance	2,453	1,715	—	394	—	2,109	—	37	—	—	12	27	—	—	—
Client Services	30,787	9,170	—	2,109	—	11,279	—	282	55	20	17,910	344	—	—	—
Talent Management	18,622	6,995	—	1,609	—	8,604	—	185	—	1,764	28	784	—	—	—
Employee Relations	3,378	2,537	—	584	—	3,121	—	58	125	—	18	39	—	—	—
Corporate Services	2,380	1,093	—	251	—	1,344	—	32	5	—	9	23	—	—	—

Total	57,620	21,510	—	4,947	—	26,457	—	594	185	1,784	17,977	1,217	—	—	—

VOTE 24 Benefits

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Benefits	1	5,700	—	430,665	—	436,365	—	108	1,751	1,273	50	220	—	10	—
Pension Contribution and Retirement Benefits	267,347	—	—	236,535	—	236,535	—	—	—	—	—	—	—	—	—
Employee Health Benefits	143,564	—	—	189,706	—	189,706	—	—	—	499	—	—	—	—	—
Other Benefits	9,577	315	—	3,185	—	3,500	—	—	1,750	—	—	—	—	—	—
Benefits Administration	6,518	5,385	—	1,239	—	6,624	—	108	1	774	50	220	—	10	—
Recoveries	(427,005)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	5,700	—	430,665	—	436,365	—	108	1,751	1,273	50	220	—	10	—

MINISTRY OF CITIZENS’ SERVICES
($000)

VOTE 23 Public Service Agency

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Public Service Agency	—	—	3,249	—	25,006	—	—	—	—	—	—	6,569	6,569	—	(6,521)	(6,521)	(1,668)	(166)	(1,834)	49,677
Business Performance	—	—	414	—	490	—	—	—	—	—	—	—	—	—	(110)	(110)	(1)	(1)	(2)	2,487
Client Services	—	—	2,093	—	20,704	—	—	—	—	—	—	—	—	—	(43)	(43)	(1,651)	(158)	(1,809)	30,131
Talent Management	—	—	3	—	2,764	—	—	—	—	—	—	6,169	6,169	—	(6,171)	(6,171)	(10)	(5)	(15)	11,351
Employee Relations	—	—	5	—	245	—	—	—	—	—	—	—	—	—	(21)	(21)	(5)	(1)	(6)	3,339
Corporate Services	—	—	734	—	803	—	—	—	—	—	—	400	400	—	(176)	(176)	(1)	(1)	(2)	2,369

Total	—	—	3,249	—	25,006	—	—	—	—	—	—	6,569	6,569	—	(6,521)	(6,521)	(1,668)	(166)	(1,834)	49,677

VOTE 24 Benefits

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Benefits	—	—	—	—	3,412	—	—	250	250	—	—	259	259	—	(388,071)	(388,071)	(80)	(52,134)	(52,214)	1
Pension Contribution and Retirement Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(150)	(150)	236,385
Employee Health Benefits	—	—	—	—	499	—	—	—	—	—	—	—	—	—	—	—	—	(51,905)	(51,905)	138,300
Other Benefits	—	—	—	—	1,750	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,250
Benefits Administration	—	—	—	—	1,163	—	—	250	250	—	—	259	259	—	(1,289)	(1,289)	(80)	(79)	(159)	6,848
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(386,782)	(386,782)	—	—	—	(386,782)

Total	—	—	—	—	3,412	—	—	250	250	—	—	259	259	—	(388,071)	(388,071)	(80)	(52,134)	(52,214)	1

MINISTRY OF COMMUNITY, SPORT AND CULTURAL DEVELOPMENT
($000)

VOTE 25 Ministry Operations

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Local Government	290,282	6,793	35	1,563	—	8,391	—	125	188	1,311	142	95	—	2	3,588
Local Government Services and Transfers	285,064	5,812	25	1,337	—	7,174	—	124	188	1,259	132	79	—	2	—
University Endowment Lands	5,218	981	10	226	—	1,217	—	1	—	52	10	16	—	—	3,588
Property Assessment	587	1,443	1	332	—	1,776	1,210	33	2	123	309	149	—	—	—
Assessment Services	1	1,020	1	235	—	1,256	1,210	25	2	104	300	139	—	—	—
Assessment Policy and Support	586	423	—	97	—	520	—	8	—	19	9	10	—	—	—
BC Film Commission	948	528	—	121	—	649	—	25	1	40	15	107	—	—	101
Arts, Culture and Sport	20,673	2,128	5	489	—	2,622	62	153	1	392	117	200	—	—	1
Sport	10,703	949	2	218	—	1,169	—	45	—	150	87	110	—	—	1
Arts and Culture	9,970	1,179	3	271	—	1,453	62	108	1	242	30	90	—	—	—
Transfers to Crown Corporations and Agencies	12,166	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	12,166	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	5,529	3,595	59	827	51	4,532	—	124	46	124	96	267	—	—	1
Minister’s Office	558	282	—	65	51	398	—	114	—	—	11	9	—	—	—
Corporate Services	4,971	3,313	59	762	—	4,134	—	10	46	124	85	258	—	—	1

Total	330,185	14,487	100	3,332	51	17,970	1,272	460	238	1,990	679	818	—	2	3,691

Special Account(s)

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
BC Arts and Culture Endowment special account	1,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	1,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—
University Endowment Lands Administration Account	6,442	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	9,642	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF COMMUNITY, SPORT AND CULTURAL DEVELOPMENT
($000)

VOTE 25 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Local Government	284	—	184	—	5,919	145,600	860	98,866	245,326	—	—	—	—	(6,442)	(1)	(6,443)	—	(50,000)	(50,000)	203,193
Local Government Services and Transfers	—	—	184	—	1,968	145,600	860	92,395	238,855	—	—	—	—	—	(1)	(1)	—	(50,000)	(50,000)	197,996
University Endowment Lands	284	—	—	—	3,951	—	—	6,471	6,471	—	—	—	—	(6,442)	—	(6,442)	—	—	—	5,197
Property Assessment	—	—	7	—	1,833	—	—	—	—	—	—	—	—	—	—	—	(2,931)	(111)	(3,042)	567
Assessment Services	—	—	7	—	1,787	—	—	—	—	—	—	—	—	—	—	—	(2,931)	(111)	(3,042)	1
Assessment Policy and Support	—	—	—	—	46	—	—	—	—	—	—	—	—	—	—	—	—	—	—	566
BC Film Commission	10	—	1	—	300	—	—	—	—	—	—	—	—	—	—	—	—	(8)	(8)	941
Arts, Culture and Sport	—	—	35	—	961	16,440	—	1,465	17,905	—	—	—	—	—	(1)	(1)	(1)	(434)	(435)	21,052
Sport	—	—	—	—	393	8,509	—	1,465	9,974	—	—	—	—	—	(1)	(1)	(1)	(434)	(435)	11,100
Arts and Culture	—	—	35	—	568	7,931	—	—	7,931	—	—	—	—	—	—	—	—	—	—	9,952
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	12,166	12,166	—	—	—	—	—	—	—	—	—	—	12,166
Royal British Columbia Museum	—	—	—	—	—	—	—	12,166	12,166	—	—	—	—	—	—	—	—	—	—	12,166
Executive and Support Services	3	—	106	30	797	—	—	—	—	—	—	19	19	—	(1)	(1)	(1)	—	(1)	5,346
Minister’s Office	3	—	—	—	137	—	—	—	—	—	—	19	19	—	—	—	—	—	—	554
Corporate Services	—	—	106	30	660	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	—	(1)	4,792

Total	297	—	333	30	9,810	162,040	860	112,497	275,397	—	—	19	19	(6,442)	(3)	(6,445)	(2,933)	(50,553)	(53,486)	243,265

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
BC Arts and Culture Endowment special account	—	—	—	—	—	2,500	—	—	2,500	—	—	—	—	—	—	—	—	—	—	2,500
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	1,700	1,700	—	—	—	—	—	—	—	—	—	—	1,700
University Endowment Lands Administration Account	—	—	—	—	—	—	—	—	—	6,442	—	—	6,442	—	—	—	—	—	—	6,442

Total	—	—	—	—	—	2,500	—	1,700	4,200	6,442	—	—	6,442	—	—	—	—	—	—	10,642

MINISTRY OF EDUCATION
($000)

VOTE 26 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Education Programs	5,103,531	—	—	—	—	—	—	—	700	—	8,793	75	—	—	—
Public Libraries	13,130	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	47,292	20,172	9	4,668	53	24,902	13	1,108	431	6,690	6,107	1,730	—	802	24
Minister’s Office	572	316	—	91	53	460	—	70	—	—	6	7	—	—	—
Education and Corporate Services	46,720	19,856	9	4,577	—	24,442	13	1,038	431	6,690	6,101	1,723	—	802	24

Total	5,163,953	20,172	9	4,668	53	24,902	13	1,108	1,131	6,690	14,900	1,805	—	802	24

Special Account(s)

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Children’s Education Fund special account	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF EDUCATION
($000)

VOTE 26 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Education Programs	—	—	—	—	9,568	199,410	4,917,787	76,447	5,193,644	—	—	—	—	—	—	—	(3,254)	(17,104)	(20,358)	5,182,854
Public Libraries	—	—	—	—	—	13,130	—	—	13,130	—	—	—	—	—	—	—	—	—	—	13,130
Executive and Support Services	—	—	6,275	661	23,841	—	—	—	—	—	—	1,072	1,072	—	(644)	(644)	(961)	(2,317)	(3,278)	45,893
Minister’s Office	—	—	—	—	83	—	—	—	—	—	—	22	22	—	—	—	—	—	—	565
Education and Corporate Services	—	—	6,275	661	23,758	—	—	—	—	—	—	1,050	1,050	—	(644)	(644)	(961)	(2,317)	(3,278)	45,328

Total	—	—	6,275	661	33,409	212,540	4,917,787	76,447	5,206,774	—	—	1,072	1,072	—	(644)	(644)	(4,215)	(19,421)	(23,636)	5,241,877

Special Account(s)
																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Children’s Education Fund special account	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ENERGY
($000)

VOTE 27 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Oil and Gas	10,321	3,197	—	735	—	3,932	—	287	—	606	178	163	—	—	63
Electricity and Alternative Energy	22,158	2,114	—	486	—	2,600	—	95	—	134	48	105	—	—	—
Titles and Corporate Relations	4,809	2,560	—	589	—	3,149	—	73	—	40	134	208	—	3	4
Executive and Support Services	3,471	953	—	219	54	1,226	—	116	204	293	29	235	—	—	—
Minister’s Office	540	338	—	78	54	470	—	47	—	—	9	15	—	—	—
Corporate Services	2,931	615	—	141	—	756	—	69	204	293	20	220	—	—	—

Total	40,759	8,824	—	2,029	54	10,907	—	571	204	1,073	389	711	—	3	67

Special Account(s)

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Innovative Clean Energy Fund special account	14,948	324	—	75	—	399	—	25	—	75	—	7	—	—	—

Total	14,948	324	—	75	—	399	—	25	—	75	—	7	—	—	—

MINISTRY OF ENERGY
($000)

VOTE 27 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Oil and Gas	70	—	6,261	—	7,628	135	—	350	485	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	12,042
Electricity and Alternative Energy	—	—	8	—	390	15,000	—	—	15,000	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	17,987
Titles and Corporate Relations	—	—	98	—	560	—	—	—	—	—	—	50	50	—	(2)	(2)	(2)	(2)	(4)	3,753
Executive and Support Services	—	—	20	—	897	—	—	206	206	—	—	1,177	1,177	—	(1)	(1)	(2)	(2)	(4)	3,501
Minister’s Office	—	—	—	—	71	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	538
Corporate Services	—	—	20	—	826	—	—	206	206	—	—	1,177	1,177	—	—	—	(1)	(1)	(2)	2,963

Total	70	—	6,387	—	9,475	15,135	—	556	15,691	—	—	1,227	1,227	—	(5)	(5)	(6)	(6)	(12)	37,283

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Innovative Clean Energy Fund special account	—	—	—	—	107	—	—	14,441	14,441	—	—	—	—	—	—	—	—	—	—	14,947

Total	—	—	—	—	107	—	—	14,441	14,441	—	—	—	—	—	—	—	—	—	—	14,947

MINISTRY OF ENVIRONMENT
($000)

VOTE 28 Ministry Operations

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Environmental Protection	6,261	16,331	294	3,856	—	20,481	—	813	—	1,753	198	768	—	—	381
Environmental Sustainability	20,393	10,008	32	2,302	—	12,342	—	618	—	2,740	357	312	—	—	736
Parks and Protected Areas	30,641	11,195	131	2,637	—	13,963	—	540	—	280	46	446	—	18	6,296
Conservation Officer Service	17,144	10,028	45	2,362	—	12,435	—	570	—	291	175	332	—	—	560
Climate Action Secretariat	5,800	2,769	—	637	—	3,406	—	218	—	966	47	563	1,000	—	10
Executive and Support Services	24,444	5,096	41	1,203	88	6,428	—	207	1,434	665	1,338	572	—	—	87
Ministers’ Office	798	403	—	124	88	615	—	90	—	—	—	49	—	—	—
Corporate Services	23,646	4,693	41	1,079	—	5,813	—	117	1,434	665	1,338	523	—	—	87

Total	104,683	55,427	543	12,997	88	69,055	—	2,966	1,434	6,695	2,161	2,993	1,000	18	8,070

VOTE 29 Environmental Assessment Office

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	8,816	4,018	50	931	—	4,999	—	416	291	421	39	419	—	2	1

Total	8,816	4,018	50	931	—	4,999	—	416	291	421	39	419	—	2	1

Special Account(s)

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Park Enhancement Fund special account	500	—	—	—	—	—	—	—	—	500	—	—	—	—	—
Sustainable Environment Fund	22,555	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	23,055	—	—	—	—	—	—	—	—	500	—	—	—	—	—

MINISTRY OF ENVIRONMENT
($000)

VOTE 28 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Environmental Protection	787	—	524	14	5,238	100	—	423	523	—	—	13	13	(19,000)	(1)	(19,001)	(1)	(199)	(200)	7,054
Environmental Sustainability	348	—	1,065	4	6,180	140	—	3,238	3,378	—	—	3	3	—	(65)	(65)	(40)	(2,431)	(2,471)	19,367
Parks and Protected Areas	907	—	7,741	—	16,274	—	—	—	—	—	—	102	102	—	(1)	(1)	(1)	(358)	(359)	29,979
Conservation Officer Service	1,313	—	1,107	—	4,348	—	—	—	—	—	—	15	15	—	(1)	(1)	(1)	(60)	(61)	16,736
Climate Action Secretariat	—	—	10	—	2,814	—	—	—	—	—	—	211	211	(1,305)	(1)	(1,306)	(1)	(1)	(2)	5,123
Executive and Support Services	173	—	1,132	199	5,807	130	—	—	130	—	—	10,255	10,255	—	(98)	(98)	(1)	(1)	(2)	22,520
Ministers’ Office	—	—	—	—	139	—	—	—	—	—	—	20	20	—	—	—	—	—	—	774
Corporate Services	173	—	1,132	199	5,668	130	—	—	130	—	—	10,235	10,235	—	(98)	(98)	(1)	(1)	(2)	21,746

Total	3,528	—	11,579	217	40,661	370	—	3,661	4,031	—	—	10,599	10,599	(20,305)	(167)	(20,472)	(45)	(3,050)	(3,095)	100,779

VOTE 29 Environmental Assessment Office

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Environmental Assessment Office	—	—	55	—	1,644	800	—	—	800	—	—	1,314	1,314	—	(1)	(1)	(1)	(1)	(2)	8,754

Total	—	—	55	—	1,644	800	—	—	800	—	—	1,314	1,314	—	(1)	(1)	(1)	(1)	(2)	8,754

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Park Enhancement Fund special account	—	—	—	—	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—	500
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	20,305	—	—	20,305	—	—	—	—	—	—	20,305

Total	—	—	—	—	500	—	—	—	—	20,305	—	—	20,305	—	—	—	—	—	—	20,805

MINISTRY OF FINANCE
($000)

VOTE 30 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treasury Board Staff	8,214	5,028	57	1,156	—	6,241	—	15	130	242	123	95	—	86	—
Office of the Comptroller General	10,084	8,240	89	1,896	—	10,225	5	145	116	535	1,385	129	—	12	—
Treasury	1	5,706	46	1,362	—	7,114	—	35	188	150	3,490	718	—	—	—
Revenue Programs	49,050	26,092	550	6,001	—	32,643	—	817	450	465	615	1,400	—	10	12
Revenue Services	18,913	13,056	69	3,003	—	16,128	20	299	419	47,029	554	2,994	—	7	—
Revenue Services	18,912	6,590	47	1,516	—	8,153	—	49	50	46,810	204	2,694	—	—	—
Financial Institutions Commission	1	6,466	22	1,487	—	7,975	20	250	369	219	350	300	—	7	—
Competitiveness, Economics and Policy	14,152	9,069	32	2,095	—	11,196	45	695	841	448	56	727	400	1	—
2010 Olympic and Paralympic Winter Games Secretariat	3,441	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	25,814	8,638	160	2,025	51	10,874	—	861	2,634	115	4,499	1,262	—	—	22
Ministers’ Office	438	236	30	72	51	389	—	28	—	—	9	8	—	—	—
Corporate Services	25,376	8,402	130	1,953	—	10,485	—	833	2,634	115	4,490	1,254	—	—	22

Total	129,669	75,829	1,003	17,538	51	94,421	70	2,867	4,778	48,984	10,722	7,325	400	116	34

VOTE 31 Pacific Carbon Trust

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Pacific Carbon Trust	5,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	5,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Special Account(s)

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Insurance and Risk Management Account	4,234	3,030	5	697	—	3,732	—	100	1,428	843	443	162	—	—	—
Provincial Home Acquisition Wind Up special account	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	4,244	3,030	5	697	—	3,732	—	100	1,428	843	443	162	—	—	—

MINISTRY OF FINANCE
($000)

VOTE 30 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treasury Board Staff	—	—	43	—	734	—	—	—	—	—	—	9	9	—	(125)	(125)	(1)	(6)	(7)	6,852
Office of the Comptroller General	—	—	640	—	2,967	—	—	—	—	—	—	789	789	—	(4,539)	(4,539)	(154)	(950)	(1,104)	8,338
Treasury	—	—	192	1	4,774	—	—	—	—	—	—	23,629	23,629	—	(9,250)	(9,250)	(1,217)	(25,049)	(26,266)	1
Revenue Programs	189	—	146	45	4,149	250	200	250	700	—	—	3,888	3,888	—	(1)	(1)	(1)	(278)	(279)	41,100
Revenue Services	28	—	5,086	—	56,436	420	—	15,412	15,832	—	—	26,530	26,530	—	(300)	(300)	(1)	(102,196)	(102,197)	12,429
Revenue Services	—	—	4,896	—	54,703	420	—	15,412	15,832	—	—	25,317	25,317	—	(300)	(300)	(1)	(91,276)	(91,277)	12,428
Financial Institutions Commission	28	—	190	—	1,733	—	—	—	—	—	—	1,213	1,213	—	—	—	—	(10,920)	(10,920)	1
Competitiveness, Economics and Policy	30	—	176	—	3,419	—	—	769	769	—	—	713	713	—	(1,168)	(1,168)	(3)	(283)	(286)	14,643
2010 Olympic and Paralympic Winter Games Secretariat	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	12	—	7,337	—	16,742	170	—	—	170	—	—	1,018	1,018	—	(1,254)	(1,254)	(1)	(254)	(255)	27,295
Ministers’ Office	—	—	—	—	45	—	—	—	—	—	—	23	23	—	—	—	—	—	—	457
Corporate Services	12	—	7,337	—	16,697	170	—	—	170	—	—	995	995	—	(1,254)	(1,254)	(1)	(254)	(255)	26,838

Total	259	—	13,620	46	89,221	840	200	16,431	17,471	—	—	56,576	56,576	—	(16,637)	(16,637)	(1,378)	(129,016)	(130,394)	110,658

VOTE 31 Pacific Carbon Trust

Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Pacific Carbon Trust	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Insurance and Risk Management Account	650	—	391	—	4,017	—	—	—	—	—	—	43,641	43,641	—	(44,848)	(44,848)	(2,200)	(151)	(2,351)	4,191
Provincial Home Acquisition Wind Up special account	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10

Total	650	—	391	—	4,017	—	—	—	—	—	—	43,651	43,651	—	(44,848)	(44,848)	(2,200)	(151)	(2,351)	4,201

MINISTRY OF FORESTS, MINES AND LANDS
($000)

VOTE 32 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Competitiveness and Innovation	25,774	5,066	100	1,166	—	6,332	—	156	—	20,831	10	31	—	—	2
Mines and Mineral Resources	3,073	2,012	—	463	—	2,475	—	80	—	118	50	137	—	—	6
Forest Resource Stewardship	115,790	11,160	776	2,567	—	14,503	—	530	—	72,914	70	—	—	7	2,548
Forest Tenures and Timber Pricing	7,515	4,061	72	934	—	5,067	—	110	—	235	—	—	—	1	—
Executive and Support Services	18,023	1,478	135	357	89	2,059	5	366	1,455	229	92	64	—	51	17
Minister’s Office	948	511	2	135	89	737	—	111	—	52	21	6	—	—	—
Corporate Services	17,075	967	133	222	—	1,322	5	255	1,455	177	71	58	—	51	17

Total	170,175	23,777	1,083	5,487	89	30,436	5	1,242	1,455	94,327	222	232	—	59	2,573

Special Account(s)

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales Account	158,469	17,886	304	4,114	—	22,304	—	549	—	46,641	581	605	—	20	605
Forest Stand Management Fund	—	533	—	123	—	656	—	10	—	4,454	10	40	—	—	150

Total	158,469	18,419	304	4,237	—	22,960	—	559	—	51,095	591	645	—	20	755

MINISTRY OF FORESTS, MINES AND LANDS
($000)

VOTE 32 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Competitiveness and Innovation	—	—	2	—	21,032	—	—	—	—	—	—	—	—	—	—	—	—	(6,000)	(6,000)	21,364
Mines and Mineral Resources	18	—	101	—	510	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	2,985
Forest Resource Stewardship	1,735	—	2,557	—	80,361	1,235	1,500	93	2,828	—	—	2	2	(1)	(2,030)	(2,031)	(1)	(780)	(781)	94,882
Forest Tenures and Timber Pricing	—	—	—	—	346	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,413
Executive and Support Services	7,227	222	3,613	4	13,345	85	—	2	87	1	—	3,067	3,068	(1)	(4,178)	(4,179)	—	(3,519)	(3,519)	10,861
Minister’s Office	10	—	—	—	200	—	—	—	—	—	—	—	—	—	—	—	—	—	—	937
Corporate Services	7,217	222	3,613	4	13,145	85	—	2	87	1	—	3,067	3,068	(1)	(4,178)	(4,179)	—	(3,519)	(3,519)	9,924

Total	8,980	222	6,273	4	115,594	1,320	1,500	95	2,915	1	—	3,072	3,073	(2)	(6,209)	(6,211)	(2)	(10,300)	(10,302)	135,505

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
BC Timber Sales Account	1,265	—	30,300	30	80,596	—	—	1	1	2	—	60,632	60,634	(1)	(1)	(2)	—	(1)	(1)	163,532
Forest Stand Management Fund	138	—	—	—	4,802	—	—	—	—	—	—	—	—	—	—	—	—	(5,458)	(5,458)	—

Total	1,403	—	30,300	30	85,398	—	—	1	1	2	—	60,632	60,634	(1)	(1)	(2)	—	(5,459)	(5,459)	163,532

MINISTRY OF HEALTH SERVICES
($000)

VOTE 33 Ministry Operations

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Health Programs	14,640,271	21,037	849	5,672	—	27,558	—	291	93	39,206	6,660	1,269	—	5	58
Regional Services	9,873,516	—	—	—	—	—	—	—	—	685	1,000	—	—	—	—
Medical Services Plan	3,595,055	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	1,101,314	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	32,393	—	—	—	—	—	—	—	—	36,160	—	—	—	—	—
HealthLink BC	31,194	16,680	799	4,670	—	22,149	—	203	28	2,253	5,070	545	—	—	19
Vital Statistics	6,799	4,357	50	1,002	—	5,409	—	88	65	108	590	724	—	5	39
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	155,961	72,885	242	16,784	53	89,964	1,496	2,090	7,622	17,845	14,416	5,094	—	206	69
Minister’s Office	863	529	—	142	53	724	—	87	—	—	15	24	—	—	—
Stewardship and Corporate Services	155,098	72,356	242	16,642	—	89,240	1,496	2,003	7,622	17,845	14,401	5,070	—	206	69

Total	14,648,982	93,922	1,091	22,456	53	117,522	1,496	2,381	7,715	57,051	21,076	6,363	—	211	127

Special Account(s)

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF HEALTH SERVICES
($000)

VOTE 33 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Health Programs	10	—	352	13	47,957	7,542	10,098,877	5,579,138	15,685,557	—	—	174	174	—	(278)	(278)	(106)	(203,571)	(203,677)	15,557,291
Regional Services	—	—	—	—	1,685	7,542	10,087,477	509,876	10,604,895	—	—	—	—	—	—	—	—	(65,100)	(65,100)	10,541,480
Medical Services Plan	—	—	—	—	—	—	—	3,937,654	3,937,654	—	—	—	—	—	—	—	—	(136,000)	(136,000)	3,801,654
PharmaCare	—	—	—	—	—	—	11,400	1,128,476	1,139,876	—	—	1	1	—	—	—	—	(1)	(1)	1,139,876
Health Benefits Operations	—	—	—	—	36,160	—	—	—	—	—	—	—	—	—	—	—	—	(1,750)	(1,750)	34,410
HealthLink BC	—	—	52	—	8,170	—	—	3,114	3,114	—	—	23	23	—	—	—	(106)	(213)	(319)	33,137
Vital Statistics	10	—	300	13	1,942	—	—	18	18	—	—	150	150	—	(278)	(278)	—	(507)	(507)	6,734
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
Executive and Support Services	55	—	8,713	184	57,790	32	2,336	6,490	8,858	—	—	4,274	4,274	—	(3)	(3)	(3)	(4,752)	(4,755)	156,128
Minister’s Office	10	—	—	—	136	—	—	—	—	—	—	—	—	—	—	—	—	—	—	860
Stewardship and Corporate Services	45	—	8,713	184	57,654	32	2,336	6,490	8,858	—	—	4,274	4,274	—	(3)	(3)	(3)	(4,752)	(4,755)	155,268

Total	65	—	9,065	197	105,747	7,574	10,101,213	5,585,628	15,694,415	—	—	4,448	4,448	(147,250)	(281)	(147,531)	(109)	(208,323)	(208,432)	15,566,169

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Health Special Account	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

Total	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF LABOUR
($000)

VOTE 34 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Labour Programs	13,480	25,873	123	6,008	—	32,004	596	523	—	442	2,135	915	—	12	—
Employment Standards	8,525	5,749	50	1,322	—	7,121	—	165	—	—	185	185	—	—	—
Labour Relations Board	4,954	3,670	15	865	—	4,550	114	78	—	1	42	74	—	—	—
WorkSafe Funded Services	1	16,454	58	3,821	—	20,333	482	280	—	441	1,908	656	—	12	—
Executive and Support Services	2,980	1,788	20	431	35	2,274	25	175	611	194	28	151	—	—	1
Minister’s Office	445	239	—	68	35	342	—	37	—	—	5	7	—	—	—
Corporate Services	2,535	1,549	20	363	—	1,932	25	138	611	194	23	144	—	—	1

Total	16,460	27,661	143	6,439	35	34,278	621	698	611	636	2,163	1,066	—	12	1

MINISTRY OF LABOUR
($000)

VOTE 34 Ministry Operations

																				Total
					Total Operating				Total Govt				Total Other			Total Internal			Total External	2011/12 Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Labour Programs	50	—	715	—	5,388	—	—	—	—	—	—	675	675	—	(1)	(1)	—	(25,474)	(25,474)	12,592
Employment Standards	50	—	146	—	731	—	—	—	—	—	—	200	200	—	—	—	—	(100)	(100)	7,952
Labour Relations Board	—	—	46	—	355	—	—	—	—	—	—	9	9	—	—	—	—	(275)	(275)	4,639
WorkSafe Funded Services	—	—	523	—	4,302	—	—	—	—	—	—	466	466	—	(1)	(1)	—	(25,099)	(25,099)	1
Executive and Support Services	10	—	12	—	1,207	—	—	—	—	—	—	71	71	—	—	—	—	(714)	(714)	2,838
Minister’s Office	4	—	—	—	53	—	—	—	—	—	—	46	46	—	—	—	—	—	—	441
Corporate Services	6	—	12	—	1,154	—	—	—	—	—	—	25	25	—	—	—	—	(714)	(714)	2,397

Total	60	—	727	—	6,595	—	—	—	—	—	—	746	746	—	(1)	(1)	—	(26,188)	(26,188)	15,430

MINISTRY OF NATURAL RESOURCE OPERATIONS
($000)

VOTE 35 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Provincial Operations	95,878	45,750	436	10,522	—	56,708	3	1,668	442	12,362	1,683	1,449	—	9	2,115
Provincial Operations	95,877	45,750	436	10,522	—	56,708	3	1,668	442	12,362	1,683	1,449	—	9	2,115
Water Rental Remissions	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Regional Operations	128,664	87,815	935	20,199	—	108,949	20	3,274	—	15,372	794	3,774	—	22	3,162
Executive and Support Services	49,948	36,009	443	8,370	90	44,912	—	634	2,909	3,937	4,693	1,535	—	—	424
Minister’s Office	—	359	—	151	90	600	—	108	—	—	15	25	—	—	—
Corporate Services	49,948	35,650	443	8,219	—	44,312	—	526	2,909	3,937	4,678	1,510	—	—	424

Total	274,490	169,574	1,814	39,091	90	210,569	23	5,576	3,351	31,671	7,170	6,758	—	31	5,701

VOTE 36 Direct Fire

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Direct Fire	63,240	30,954	4,247	7,119	—	42,320	—	1,261	—	6,657	145	577	—	149	7,882

Total	63,240	30,954	4,247	7,119	—	42,320	—	1,261	—	6,657	145	577	—	149	7,882

Special Account(s)

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Land special account	20	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	20	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF NATURAL RESOURCE OPERATIONS
($000)

VOTE 35 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Provincial Operations	4,415	6,663	8,759	670	40,238	30	—	1,800	1,830	—	—	48,803	48,803	—	(2,943)	(2,943)	(15)	(52,361)	(52,376)	92,260
Provincial Operations	4,415	6,663	8,759	670	40,238	30	—	1,800	1,830	—	—	802	802	—	(2,943)	(2,943)	(15)	(4,361)	(4,376)	92,259
Water Rental Remissions	—	—	—	—	—	—	—	—	—	—	—	48,001	48,001	—	—	—	—	(48,000)	(48,000)	1
Regional Operations	2,718	—	1,024	12	30,172	533	—	—	533	—	—	56	56	—	(4,196)	(4,196)	(42)	(12,545)	(12,587)	122,927
Executive and Support Services	3,908	—	11,417	2,173	31,630	—	—	—	—	—	—	510	510	—	(30,406)	(30,406)	(1)	(46)	(47)	46,599
Minister’s Office	—	—	—	—	148	—	—	—	—	—	—	10	10	—	—	—	—	—	—	758
Corporate Services	3,908	—	11,417	2,173	31,482	—	—	—	—	—	—	500	500	—	(30,406)	(30,406)	(1)	(46)	(47)	45,841

Total	11,041	6,663	21,200	2,855	102,040	563	—	1,800	2,363	—	—	49,369	49,369	—	(37,545)	(37,545)	(58)	(64,952)	(65,010)	261,786

VOTE 36 Direct Fire

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Direct Fire	20,201	—	—	—	36,872	—	—	—	—	—	—	—	—	—	(1,670)	(1,670)	—	(14,621)	(14,621)	62,901

Total	20,201	—	—	—	36,872	—	—	—	—	—	—	—	—	—	(1,670)	(1,670)	—	(14,621)	(14,621)	62,901

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Crown Land special account	—	—	—	—	—	87,691	—	—	87,691	—	—	20	20	—	—	—	—	(87,691)	(87,691)	20

Total	—	—	—	—	—	87,691	—	—	87,691	—	—	20	20	—	—	—	—	(87,691)	(87,691)	20

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL
($000)

VOTE 37 Ministry Operations

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Corrections	192,904	110,608	3,433	25,560	—	139,601	—	1,062	1,431	3,627	1,715	2,157	—	—	7,007
Policing and Security Programs	294,169	6,420	15	1,477	—	7,912	—	349	264	1,491	331	569	—	—	81
Housing	347,195	7,162	25	1,647	—	8,834	126	130	134	330	715	264	—	—	—
Housing	337,275	774	1	178	—	953	—	20	42	—	—	29	—	—	—
Building and Safety Standards	1,598	966	1	222	—	1,189	126	50	30	90	6	59	—	—	—
Residential Tenancy	8,322	5,422	23	1,247	—	6,692	—	60	62	240	709	176	—	—	—
Victim Services and Crime Prevention	42,140	5,938	63	1,366	—	7,367	—	89	56	505	108	175	—	—	18
Emergency Management BC	26,913	10,538	32	2,424	—	12,994	43	291	152	6,440	697	400	—	—	36
Gaming Policy and Enforcement	18,090	10,332	53	2,376	—	12,761	—	602	433	409	383	543	—	13	3
Gaming Policy and Enforcement Operations	18,089	10,332	53	2,376	—	12,761	—	602	433	409	383	543	—	13	3
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Office of the Superintendent of Motor Vehicles	4,708	3,274	6	753	—	4,033	—	45	445	83	125	150	—	—	—
Liquor Control and Licensing	1	5,876	8	1,351	—	7,235	—	200	147	180	178	200	—	—	1
Executive and Support Services	12,022	6,905	79	1,630	90	8,704	—	199	239	65	1,329	424	—	5	3
Ministers’ Office	842	440	—	134	90	664	—	93	—	—	3	18	—	—	2
Corporate Services	11,180	6,465	79	1,496	—	8,040	—	106	239	65	1,326	406	—	5	1

Total	938,142	167,053	3,714	38,584	90	209,441	169	2,967	3,301	13,130	5,581	4,882	—	18	7,149

VOTE 38 Emergency Program Act

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Emergency Program Act	14,559	708	300	290	—	1,298	—	169	5	3,000	285	71	—	—	1,932

Total	14,559	708	300	290	—	1,298	—	169	5	3,000	285	71	—	—	1,932

Special Account(s)

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Account	—	403	—	93	—	496	—	20	1,373	15	4	18	—	—	—
Corrections Work Program Account	1,281	—	—	—	—	—	—	—	—	—	14	41	—	—	475
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing Endowment Fund special account	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	13,524	1,320	—	304	—	1,624	—	11	—	—	27	26	—	—	—

Total	24,805	1,723	—	397	—	2,120	—	31	1,373	15	45	85	—	—	475

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL
($000)

VOTE 37 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Corrections	954	—	3,817	20	21,790	—	—	34,989	34,989	—	—	182	182	—	(475)	(475)	—	(5,644)	(5,644)	190,443
Policing and Security Programs	159	—	176	138	3,558	72	—	309,413	309,485	—	—	66	66	—	(1,662)	(1,662)	(1)	(25,156)	(25,157)	294,202
Housing	—	—	—	—	1,699	—	—	334,724	334,724	—	—	63	63	—	—	—	—	(1)	(1)	345,319
Housing	—	—	—	—	91	—	—	334,724	334,724	—	—	—	—	—	—	—	—	(1)	(1)	335,767
Building and Safety Standards	—	—	—	—	361	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,550
Residential Tenancy	—	—	—	—	1,247	—	—	—	—	—	—	63	63	—	—	—	—	—	—	8,002
Victim Services and Crime Prevention	—	—	211	—	1,162	100	12,343	30,151	42,594	—	—	1,000	1,000	(9,816)	(150)	(9,966)	—	(300)	(300)	41,857
Emergency Management BC	148	—	445	—	8,652	—	—	14,445	14,445	—	—	6	6	—	(2,582)	(2,582)	(1)	(5,721)	(5,722)	27,793
Gaming Policy and Enforcement	6	—	675	—	3,067	126,400	—	102,145	228,545	—	—	1	1	—	(1)	(1)	—	(226,012)	(226,012)	18,361
Gaming Policy and Enforcement Operations	6	—	675	—	3,067	—	—	7,805	7,805	—	—	1	1	—	(1)	(1)	—	(5,273)	(5,273)	18,360
Distribution of Gaming Proceeds	—	—	—	—	—	126,400	—	94,340	220,740	—	—	—	—	—	—	—	—	(220,739)	(220,739)	1
Office of the Superintendent of Motor Vehicles	—	—	143	1	992	—	—	2,161	2,161	—	—	1,603	1,603	—	(1)	(1)	(1)	(4,295)	(4,296)	4,492
Liquor Control and Licensing	122	—	447	—	1,475	—	—	—	—	—	—	593	593	—	—	—	(336)	(8,966)	(9,302)	1
Executive and Support Services	155	—	326	—	2,745	—	—	—	—	—	—	528	528	—	(200)	(200)	(1)	(1)	(2)	11,775
Ministers’ Office	—	—	—	—	116	—	—	—	—	—	—	57	57	—	—	—	—	—	—	837
Corporate Services	155	—	326	—	2,629	—	—	—	—	—	—	471	471	—	(200)	(200)	(1)	(1)	(2)	10,938

Total	1,544	—	6,240	159	45,140	126,572	12,343	828,028	966,943	—	—	4,042	4,042	(9,816)	(5,071)	(14,887)	(340)	(276,096)	(276,436)	934,243

VOTE 38 Emergency Program Act

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Emergency Program Act	1,880	—	139	—	7,481	150	5,299	250	5,699	—	—	—	—	—	—	—	—	—	—	14,478

Total	1,880	—	139	—	7,481	150	5,299	250	5,699	—	—	—	—	—	—	—	—	—	—	14,478

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Civil Forfeiture Account	2	—	3	—	1,435	1,282	—	—	1,282	—	—	15	15	—	—	—	—	(3,228)	(3,228)	—
Corrections Work Program Account	115	—	60	—	705	—	—	476	476	—	—	100	100	—	—	—	—	—	—	1,281
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing Endowment Fund special account	—	—	—	—	—	—	—	10,000	10,000	—	—	—	—	—	—	—	—	—	—	10,000
Victim Surcharge Special Account	—	—	—	—	64	2,000	—	—	2,000	9,816	—	—	9,816	—	—	—	—	—	—	13,504

Total	117	—	63	—	2,204	3,282	—	10,476	13,758	9,816	—	115	9,931	—	—	—	—	(3,228)	(3,228)	24,785

MINISTRY OF REGIONAL ECONOMIC AND SKILLS DEVELOPMENT
($000)

VOTE 39 Ministry Operations

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	534,069	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Skills, Labour Market and Immigration Initiatives	142,908	18,501	—	4,255	—	22,756	35	729	—	3,240	3,582	2,818	—	91	775
Immigration and Multiculturalism	7,377	5,104	—	1,174	—	6,278	35	214	—	1,437	1,322	753	—	91	—
Skills and Labour Market Initiatives	135,530	8,093	—	1,861	—	9,954	—	205	—	691	123	384	—	—	—
Labour Market Agreement	1	5,304	—	1,220	—	6,524	—	310	—	1,112	2,137	1,681	—	—	775
Regional Economic Development	5,737	2,636	8	606	—	3,250	—	132	9	245	22	34	—	—	—
Regional and Economic Initiatives	4,816	1,945	8	447	—	2,400	—	71	9	245	22	34	—	—	—
Mountain Pine Beetle Epidemic Response	921	691	—	159	—	850	—	61	—	—	—	—	—	—	—
Public Sector Employers’ Council Secretariat	16,603	1,619	6	372	—	1,997	—	43	65	95	18	41	—	—	—
Executive and Support Services	17,507	10,184	—	2,341	52	12,577	90	349	604	662	1,467	391	—	19	—
Minister’s Office	511	284	—	65	52	401	—	59	—	—	—	9	—	—	—
Corporate Services	16,996	9,900	—	2,276	—	12,176	90	290	604	662	1,467	382	—	19	—

Total	716,824	32,940	14	7,574	52	40,580	125	1,253	678	4,242	5,089	3,284	—	110	775

Special Account(s)

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF REGIONAL ECONOMIC AND SKILLS DEVELOPMENT
($000)

VOTE 39 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Educational Institutions and Organizations	—	—	—	—	—	7,535	536,638	7,038	551,211	—	—	—	—	—	(17,000)	(17,000)	—	(1)	(1)	534,210
Skills, Labour Market and Immigration Initiatives	9	—	323	2,286	13,888	114,928	5,750	150,437	271,115	—	—	6	6	—	(1)	(1)	(1)	(165,166)	(165,167)	142,597
Immigration and Multiculturalism	—	—	240	437	4,529	450	—	92,928	93,378	—	—	6	6	—	—	—	—	(97,214)	(97,214)	6,977
Skills and Labour Market Initiatives	—	—	41	612	2,056	114,478	5,700	5,698	125,876	—	—	—	—	—	(1)	(1)	(1)	(2,265)	(2,266)	135,619
Labour Market Agreement	9	—	42	1,237	7,303	—	50	51,811	51,861	—	—	—	—	—	—	—	—	(65,687)	(65,687)	1
Regional Economic Development	—	—	5	—	447	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,697
Regional and Economic Initiatives	—	—	5	—	386	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,786
Mountain Pine Beetle Epidemic Response	—	—	—	—	61	—	—	—	—	—	—	—	—	—	—	—	—	—	—	911
Public Sector Employers’ Council Secretariat	—	—	7	—	269	14,434	—	—	14,434	—	—	10	10	—	—	—	—	(70)	(70)	16,640
Executive and Support Services	—	—	654	—	4,236	305	—	—	305	—	—	268	268	—	(1)	(1)	(103)	(413)	(516)	16,869
Minister’s Office	—	—	—	—	68	—	—	—	—	—	—	38	38	—	—	—	—	—	—	507
Corporate Services	—	—	654	—	4,168	305	—	—	305	—	—	230	230	—	(1)	(1)	(103)	(413)	(516)	16,362

Total	9	—	989	2,286	18,840	137,202	542,388	157,475	837,065	—	—	284	284	—	(17,002)	(17,002)	(104)	(165,650)	(165,754)	714,013

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Northern Development Fund	—	—	—	—	—	500	—	—	500	—	—	—	—	—	—	—	—	—	—	500

Total	—	—	—	—	—	500	—	—	500	—	—	—	—	—	—	—	—	—	—	500

MINISTRY OF SCIENCE AND UNIVERSITIES
($000)

VOTE 40 Ministry Operations

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Universities and Other Educational Organizations	1,341,932	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Science, Research and Innovation	16,247	456	—	105	—	561	—	20	—	5	8	86	—	—	—
Student Support Programs	50,284	1,612	—	371	—	1,983	—	33	—	95	12	644	—	—	—
Executive and Support Services	6,370	2,716	—	626	53	3,395	4	195	69	236	318	300	1,546	2	8
Minister’s Office	565	259	—	60	53	372	—	95	—	14	15	43	—	—	—
Corporate Services	5,805	2,457	—	566	—	3,023	4	100	69	222	303	257	1,546	2	8

Total	1,414,833	4,784	—	1,102	53	5,939	4	248	69	336	338	1,030	1,546	2	8

MINISTRY OF SCIENCE AND UNIVERSITIES
($000)

VOTE 40 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Universities and Other Educational Organizations	—	—	—	—	—	9,825	1,320,679	15,288	1,345,792	—	—	—	—	—	—	—	—	—	—	1,345,792
Science, Research and Innovation	—	—	—	—	119	—	—	12,609	12,609	—	—	1	1	—	—	—	(1)	—	(1)	13,289
Student Support Programs	—	—	—	—	784	45,768	210	1,517	47,495	—	—	1	1	—	—	—	(1)	(1)	(2)	50,261
Executive and Support Services	9	—	189	—	2,876	—	—	—	—	—	—	27	27	—	(1)	(1)	(1)	(1)	(2)	6,295
Minister’s Office	—	—	2	—	169	—	—	—	—	—	—	—	—	—	—	—	—	—	—	541
Corporate Services	9	—	187	—	2,707	—	—	—	—	—	—	27	27	—	(1)	(1)	(1)	(1)	(2)	5,754

Total	9	—	189	—	3,779	55,593	1,320,889	29,414	1,405,896	—	—	29	29	—	(1)	(1)	(3)	(2)	(5)	1,415,637

MINISTRY OF SOCIAL DEVELOPMENT
($000)

VOTE 41 Ministry Operations

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Income Assistance	1,590,483	76,304	420	17,549	—	94,273	—	2,091	3,795	1,558	4,491	270	—	25	13
Temporary Assistance	485,879	24,144	—	5,553	—	29,697	—	472	264	244	7	—	—	—	—
Disability Assistance	814,034	31,563	—	7,259	—	38,822	—	99	408	846	3	—	—	—	—
Supplementary Assistance	290,570	20,597	420	4,737	—	25,754	—	1,520	3,123	468	4,481	270	—	25	13
Employment	55,487	11,316	—	2,603	—	13,919	—	1,076	42	195	684	1,187	—	—	—
Employment Programs	55,486	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Labour Market Development Agreement	1	11,316	—	2,603	—	13,919	—	1,076	42	195	684	1,187	—	—	—
Community Living British Columbia	680,977	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Employment and Assistance Appeal Tribunal	1,629	743	23	171	—	937	398	22	—	150	12	228	—	5	—
Executive and Support Services	25,526	10,822	102	2,489	53	13,466	—	174	26	35	4,006	862	—	—	—
Minister’s Office	554	323	1	74	53	451	—	52	—	—	1	11	—	—	—
Corporate Services	24,972	10,499	101	2,415	—	13,015	—	122	26	35	4,005	851	—	—	—

Total	2,354,102	99,185	545	22,812	53	122,595	398	3,363	3,863	1,938	9,193	2,547	—	30	13

MINISTRY OF SOCIAL DEVELOPMENT
($000)

VOTE 41 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Income Assistance	97	—	—	—	12,340	6,030	1,422,062	50,740	1,478,832	—	—	4,666	4,666	—	(3)	(3)	—	(12,495)	(12,495)	1,577,613
Temporary Assistance	—	—	—	—	987	—	415,030	—	415,030	—	—	3,101	3,101	—	(1)	(1)	—	(2,450)	(2,450)	446,364
Disability Assistance	—	—	—	—	1,356	—	804,874	—	804,874	—	—	1	1	—	—	—	—	(5,000)	(5,000)	840,053
Supplementary Assistance	97	—	—	—	9,997	6,030	202,158	50,740	258,928	—	—	1,564	1,564	—	(2)	(2)	—	(5,045)	(5,045)	291,196
Employment	192	—	—	—	3,376	500	—	333,675	334,175	—	—	105	105	—	—	—	—	(296,087)	(296,087)	55,488
Employment Programs	—	—	—	—	—	500	—	54,986	55,486	—	—	1	1	—	—	—	—	—	—	55,487
Labour Market Development Agreement	192	—	—	—	3,376	—	—	278,689	278,689	—	—	104	104	—	—	—	—	(296,087)	(296,087)	1
Community Living British Columbia	—	—	—	—	—	—	—	680,977	680,977	—	—	—	—	—	—	—	—	—	—	680,977
Employment and Assistance Appeal Tribunal	—	—	—	—	815	—	—	—	—	—	—	—	—	—	(1)	(1)	—	—	—	1,751
Executive and Support Services	230	—	3,306	112	8,751	—	—	—	—	—	—	592	592	—	(135)	(135)	—	(40)	(40)	22,634
Minister’s Office	11	—	—	—	75	—	—	—	—	—	—	25	25	—	—	—	—	—	—	551
Corporate Services	219	—	3,306	112	8,676	—	—	—	—	—	—	567	567	—	(135)	(135)	—	(40)	(40)	22,083

Total	519	—	3,306	112	25,282	6,530	1,422,062	1,065,392	2,493,984	—	—	5,363	5,363	—	(139)	(139)	—	(308,622)	(308,622)	2,338,463

MINISTRY OF TOURISM, TRADE AND INVESTMENT
($000)

VOTE 42 Ministry Operations

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Consumer Marketing	26,799	3,908	—	899	—	4,807	—	504	—	3,330	2,580	4,107	10,840	—	—
Trade and Investment	22,004	4,673	18	1,076	—	5,767	—	599	210	4,384	211	653	—	—	1
Tourism Partnerships	19,943	4,732	—	1,088	—	5,820	—	538	—	3,661	40	4,041	1,400	—	500
Strategy and Policy	3,300	1,381	—	318	—	1,699	3	281	—	655	—	766	—	—	—
Intergovernmental Relations Secretariat	2,424	1,867	1	436	—	2,304	—	61	8	30	27	275	—	—	—
Transfers to Crown Corporations and Agencies	27,342	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	27,342	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	4,699	2,735	20	629	52	3,436	—	128	56	233	—	694	—	—	—
Minister’s Office	550	316	11	73	52	452	—	73	—	—	—	21	—	—	—
Corporate Services	4,149	2,419	9	556	—	2,984	—	55	56	233	—	673	—	—	—

Total	106,511	19,296	39	4,446	52	23,833	3	2,111	274	12,293	2,858	10,536	12,240	—	501

MINISTRY OF TOURISM, TRADE AND INVESTMENT
($000)

VOTE 42 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Consumer Marketing	—	—	2,500	—	23,861	—	—	—	—	—	—	—	—	—	—	—	—	(1,950)	(1,950)	26,718
Trade and Investment	—	—	221	1,434	7,713	34	—	—	34	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	13,511
Tourism Partnerships	100	—	1	—	10,281	—	—	10,000	10,000	—	—	—	—	—	—	—	—	(6,070)	(6,070)	20,031
Strategy and Policy	—	—	—	—	1,705	—	—	—	—	—	—	—	—	—	—	—	—	(105)	(105)	3,299
Intergovernmental Relations Secretariat	3	—	6	—	410	486	—	—	486	—	—	149	149	—	(316)	(316)	—	(700)	(700)	2,333
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	9,142	9,142	—	—	—	—	—	—	—	—	—	—	9,142
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	9,142	9,142	—	—	—	—	—	—	—	—	—	—	9,142
Executive and Support Services	—	—	114	—	1,225	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,661
Minister’s Office	—	—	—	—	94	—	—	—	—	—	—	—	—	—	—	—	—	—	—	546
Corporate Services	—	—	114	—	1,131	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,115

Total	103	—	2,842	1,434	45,195	520	—	19,142	19,662	—	—	149	149	—	(317)	(317)	(1)	(8,826)	(8,827)	79,695

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE
($000)

VOTE 43 Ministry Operations

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Transportation and Infrastructure Improvements	10,777	25,475	1,432	5,860	—	32,767	—	3,385	4,741	57,739	2,455	1,467	—	24	17,883
Transportation Policy and Legislation	1,383	847	—	195	—	1,042	—	12	—	300	1	12	—	—	3
Planning, Engineering and Construction	1,954	20,657	1,432	4,752	—	26,841	—	3,062	4,316	51,351	2,193	1,206	—	22	16,563
Partnerships	1	1,984	—	456	—	2,440	—	229	425	6,013	170	158	—	2	1,303
Port and Airport Development	6,155	811	—	187	—	998	—	60	—	25	7	55	—	—	4
Enhancing Economic Development	1,284	1,176	—	270	—	1,446	—	22	—	50	84	36	—	—	10
Public Transportation	273,449	3,855	—	887	—	4,742	—	140	—	55,820	11	111	—	4	180,842
Public Transit	103,660	3,855	—	887	—	4,742	—	140	—	55,820	11	111	—	4	10,228
Coastal Ferry Services	169,789	—	—	—	—	—	—	—	—	—	—	—	—	—	170,614
Highway Operations	459,046	54,625	353	12,564	—	67,542	—	4,196	3,969	11,721	3,842	2,002	—	45	454,905
Maintenance, Asset Preservation and Traffic Operations	424,981	39,169	209	9,009	—	48,387	—	3,546	3,969	11,671	3,118	1,380	—	39	435,481
Commercial Vehicle Safety and Enforcement	24,047	14,916	142	3,431	—	18,489	—	633	—	—	720	605	—	6	440
Inland Ferries	10,018	540	2	124	—	666	—	17	—	50	4	17	—	—	18,984
Commercial Passenger Transportation Regulation	1,330	796	2	183	—	981	140	51	—	3	11	84	—	1	6
Passenger Transportation Board	492	251	—	58	—	309	140	11	—	3	9	14	—	1	—
Passenger Transportation Branch	838	545	2	125	—	672	—	40	—	—	2	70	—	—	6
Executive and Support Services	8,212	5,902	173	1,376	51	7,502	—	260	28	99	197	403	—	10	—
Minister’s Office	549	299	—	87	51	437	—	70	—	—	8	12	—	—	—
Corporate Services	7,663	5,603	173	1,289	—	7,065	—	190	28	99	189	391	—	10	—

Total	752,814	90,653	1,960	20,870	51	113,534	140	8,032	8,738	125,382	6,516	4,067	—	84	653,636

MINISTRY OF TOURISM, TRADE AND INVESTMENT
($000)

VOTE 42 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Transportation and Infrastructure Improvements	12,152	530,149	253	150	630,398	—	—	8,839	8,839	—	—	745	745	—	(1)	(1)	(616,593)	(45,334)	(661,927)	10,821
Transportation Policy and Legislation	—	—	—	—	328	—	—	3,750	3,750	—	—	—	—	—	—	—	(3,750)	—	(3,750)	1,370
Planning, Engineering and Construction	12,050	522,383	88	150	613,384	—	—	—	—	—	—	341	341	—	(1)	(1)	(594,254)	(44,368)	(638,622)	1,943
Partnerships	102	7,766	—	—	16,168	—	—	—	—	—	—	400	400	—	—	—	(18,041)	(966)	(19,007)	1
Port and Airport Development	—	—	—	—	151	—	—	5,089	5,089	—	—	4	4	—	—	—	—	—	—	6,242
Enhancing Economic Development	—	—	165	—	367	—	—	—	—	—	—	—	—	—	—	—	(548)	—	(548)	1,265
Public Transportation	2,050	116,339	—	—	355,317	—	—	239,515	239,515	—	—	19	19	—	—	—	(261,024)	(6,738)	(267,762)	331,831
Public Transit	2,050	116,339	—	—	184,703	—	—	239,515	239,515	—	—	19	19	—	—	—	(261,024)	(6,738)	(267,762)	161,217
Coastal Ferry Services	—	—	—	—	170,614	—	—	—	—	—	—	—	—	—	—	—	—	—	—	170,614
Highway Operations	13,958	233,110	5,338	748	733,834	—	—	50	50	—	—	700	700	—	—	—	(343,046)	(4,252)	(347,298)	454,828
Maintenance, Asset Preservation and Traffic Operations	11,611	230,997	4,932	371	707,115	—	—	50	50	—	—	500	500	—	—	—	(331,812)	(3,853)	(335,665)	420,387
Commercial Vehicle Safety and Enforcement	2,347	—	406	377	5,534	—	—	—	—	—	—	200	200	—	—	—	—	(399)	(399)	23,824
Inland Ferries	—	2,113	—	—	21,185	—	—	—	—	—	—	—	—	—	—	—	(11,234)	—	(11,234)	10,617
Commercial Passenger Transportation Regulation	13	—	23	—	332	—	—	—	—	—	—	8	8	—	(1)	(1)	—	(1)	(1)	1,319
Passenger Transportation Board	—	—	3	—	181	—	—	—	—	—	—	1	1	—	(1)	(1)	—	(1)	(1)	489
Passenger Transportation Branch	13	—	20	—	151	—	—	—	—	—	—	7	7	—	—	—	—	—	—	830
Executive and Support Services	25	—	47	—	1,069	—	—	—	—	—	—	131	131	—	(1)	(1)	(575)	(3)	(578)	8,123
Minister’s Office	—	—	—	—	90	—	—	—	—	—	—	18	18	—	—	—	—	—	—	545
Corporate Services	25	—	47	—	979	—	—	—	—	—	—	113	113	—	(1)	(1)	(575)	(3)	(578)	7,578

Total	28,198	879,598	5,661	898	1,720,950	—	—	248,404	248,404	—	—	1,603	1,603	—	(3)	(3)	(1,221,238)	(56,328)	(1,277,566)	806,922

MANAGEMENT OF PUBLIC FUNDS AND DEBT
($000)

VOTE 44 Management of Public Funds and Debt

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Funding	1,300,595	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,300,598	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MANAGEMENT OF PUBLIC FUNDS AND DEBT
($000)

VOTE 44 Management of Public Funds and Debt

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Borrowing for Government Operating and Capital Funding	—	—	—	—	—	—	—	—	—	—	1,345,520	20,166	1,365,686	—	—	—	(16,388)	—	(16,388)	1,349,298
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	967,117	967,117	—	—	—	(288,090)	(679,026)	(967,116)	1
Financial Agreements Entered into on Behalf of Government Bodies	—	—	—	—	—	—	—	—	—	—	—	943	943	—	—	—	—	(942)	(942)	1
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	39,607	39,607	—	—	—	—	(39,606)	(39,606)	1

Total	—	—	—	—	—	—	—	—	—	—	1,345,520	1,027,833	2,373,353	—	—	—	(304,478)	(719,574)	(1,024,052)	1,349,301

OTHER APPROPRIATIONS
($000)

VOTE 45 Contingencies All Ministries and New Programs

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
General Programs	450,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General Programs	410,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Climate Action and Clean Energy	20,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2010 Sports and Arts Legacy	20,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	450,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 46 Capital Funding

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Capital Funding	1,750,696	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools	348,883	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	427,427	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing	208,380	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Colleges and Institutes	54,467	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Universities	233,189	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Capital Projects	478,350	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,750,696	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS
($000)

VOTE 45 Contingencies All Ministries and New Programs

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
General Programs	—	—	—	—	—	—	—	—	—	—	—	600,000	600,000	—	—	—	—	—	—	600,000
General Programs	—	—	—	—	—	—	—	—	—	—	—	540,000	540,000	—	—	—	—	—	—	540,000
Climate Action and Clean Energy	—	—	—	—	—	—	—	—	—	—	—	40,000	40,000	—	—	—	—	—	—	40,000
2010 Sports and Arts Legacy	—	—	—	—	—	—	—	—	—	—	—	20,000	20,000	—	—	—	—	—	—	20,000

Total	—	—	—	—	—	—	—	—	—	—	—	600,000	600,000	—	—	—	—	—	—	600,000

VOTE 46 Capital Funding

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Capital Funding	—	—	—	—	—	—	—	1,543,311	1,543,311	—	—	—	—	—	—	—	—	—	—	1,543,311
Schools	—	—	—	—	—	—	—	449,801	449,801	—	—	—	—	—	—	—	—	—	—	449,801
Health Facilities	—	—	—	—	—	—	—	463,255	463,255	—	—	—	—	—	—	—	—	—	—	463,255
Housing	—	—	—	—	—	—	—	161,262	161,262	—	—	—	—	—	—	—	—	—	—	161,262
Colleges and Institutes	—	—	—	—	—	—	—	7,686	7,686	—	—	—	—	—	—	—	—	—	—	7,686
Universities	—	—	—	—	—	—	—	133,249	133,249	—	—	—	—	—	—	—	—	—	—	133,249
Other Capital Projects	—	—	—	—	—	—	—	328,058	328,058	—	—	—	—	—	—	—	—	—	—	328,058

Total	—	—	—	—	—	—	—	1,543,311	1,543,311	—	—	—	—	—	—	—	—	—	—	1,543,311

OTHER APPROPRIATIONS
($000)

VOTE 47 Commissions on Collection of Public Funds

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	32,715	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community, Sport and Cultural Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	1,756	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	24,225	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Mines and Lands	100	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health Services	878	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Natural Resource Operations	18	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	4,822	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Regional Economic and Skills Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Science and Universities	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Trade and Investment	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	25	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(32,714)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS
($000)

VOTE 47 Commissions on Collection of Public Funds

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—	19,395	19,395	—	—	—	—	—	—	19,395
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	400	400	—	—	—	—	—	—	400
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Community, Sport and Cultural Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	447	447	—	—	—	—	—	—	447
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	11,150	11,150	—	—	—	—	—	—	11,150
Ministry of Forests, Mines and Lands	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Health Services	—	—	—	—	—	—	—	—	—	—	—	878	878	—	—	—	—	—	—	878
Ministry of Labour	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Natural Resource Operations	—	—	—	—	—	—	—	—	—	—	—	1,327	1,327	—	—	—	—	—	—	1,327
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	4,676	4,676	—	—	—	—	—	—	4,676
Ministry of Regional Economic and Skills Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Science and Universities	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Social Development	—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
Ministry of Tourism, Trade and Investment	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	25	25	—	—	—	—	—	—	25
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(19,395)	—	(19,395)	(19,394)

Total	—	—	—	—	—	—	—	—	—	—	—	19,396	19,396	—	—	—	(19,395)	—	(19,395)	1

OTHER APPROPRIATIONS
($000)

VOTE 48 Allowances for Doubtful Revenue Accounts

	Total
	2010/11					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	93,151	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	2,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community, Sport and Cultural Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	1,168	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	63,590	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Mines and Lands	5,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health Services	3,193	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Natural Resource Operations	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	9,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Regional Economic and Skills Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Science and Universities	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development	8,029	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Trade and Investment	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(93,150)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS
($000)

VOTE 48 Allowances for Doubtful Revenue Accounts

																				Total
					Total				Total				Total			Total			Total	2011/12
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—	123,510	123,510	—	—	—	—	—	—	123,510
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	2,360	2,360	—	—	—	—	—	—	2,360
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
Ministry of Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Community, Sport and Cultural Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	600	600	—	—	—	—	—	—	600
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	94,910	94,910	—	—	—	—	—	—	94,910
Ministry of Forests, Mines and Lands	—	—	—	—	—	—	—	—	—	—	—	5,000	5,000	—	—	—	—	—	—	5,000
Ministry of Health Services	—	—	—	—	—	—	—	—	—	—	—	2,871	2,871	—	—	—	—	—	—	2,871
Ministry of Labour	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Natural Resource Operations	—	—	—	—	—	—	—	—	—	—	—	570	570	—	—	—	—	—	—	570
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	9,100	9,100	—	—	—	—	—	—	9,100
Ministry of Regional Economic and Skills Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Science and Universities	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Social Development	—	—	—	—	—	—	—	—	—	—	—	8,029	8,029	—	—	—	—	—	—	8,029
Ministry of Tourism, Trade and Investment	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(123,510)	—	(123,510)	(123,509)

Total	—	—	—	—	—	—	—	—	—	—	—	123,511	123,511	—	—	—	(123,510)	—	(123,510)	1

OTHER APPROPRIATIONS
($000)

VOTE 49 BC Family Bonus

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
BC Family Bonus	6,379	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	6,379	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 50 Environmental Appeal Board and Forest Appeals Commission

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Environmental Appeal Board and Forest Appeals Commission	2,088	760	5	187	—	952	480	62	—	210	77	109	—	20	5
Administration and Support Services	1,318	760	5	187	—	952	1	20	—	30	77	60	—	—	5
Environmental Appeal Board	411	—	—	—	—	—	267	25	—	80	—	29	—	10	—
Forest Appeals Commission	359	—	—	—	—	—	212	17	—	100	—	20	—	10	—

Total	2,088	760	5	187	—	952	480	62	—	210	77	109	—	20	5

VOTE 51 Forest Practices Board

Description	Total 2010/11 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,839	1,893	—	435	—	2,328	135	244	—	334	191	126	—	20	—

Total	3,839	1,893	—	435	—	2,328	135	244	—	334	191	126	—	20	—

OTHER APPROPRIATIONS
($000)

VOTE 49 BC Family Bonus

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
BC Family Bonus	—	—	—	—	—	4,317	—	—	4,317	—	—	—	—	—	—	—	—	—	—	4,317

Total	—	—	—	—	—	4,317	—	—	4,317	—	—	—	—	—	—	—	—	—	—	4,317

VOTE 50 Environmental Appeal Board and Forest Appeals Commission

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Environmental Appeal Board and Forest Appeals Commission	—	—	5	137	1,105	—	—	—	—	—	—	20	20	—	(1)	(1)	—	(1)	(1)	2,075
Administration and Support Services	—	—	5	137	335	—	—	—	—	—	—	20	20	—	(1)	(1)	—	(1)	(1)	1,305
Environmental Appeal Board	—	—	—	—	411	—	—	—	—	—	—	—	—	—	—	—	—	—	—	411
Forest Appeals Commission	—	—	—	—	359	—	—	—	—	—	—	—	—	—	—	—	—	—	—	359

Total	—	—	5	137	1,105	—	—	—	—	—	—	20	20	—	(1)	(1)	—	(1)	(1)	2,075

VOTE 51 Forest Practices Board

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2011/12 Operating Expenses
Forest Practices Board	184	—	100	153	1,487	—	—	—	—	—	—	4	4	—	(1)	(1)	(1)	(2)	(3)	3,815

Total	184	—	100	153	1,487	—	—	—	—	—	—	4	4	—	(1)	(1)	(1)	(2)	(3)	3,815

EXPLANATORY NOTES ON ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is comprised of several specific components termed standard object of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50            Base Salaries – includes the cost of the base salaries, overtime pay and lump sum payments for all permanent and temporary direct employees of the government.

51            Supplementary Salary Costs – includes the cost of extra pay for certain types of work such as shift differentials, premiums and allowances.

52            Employee Benefits – includes the cost of employer contributions to employee benefit plans and pensions. Other benefits paid by the employer such as relocation and transfer expenses are also included.

54            Legislative Salaries and Indemnities – includes the cost of the annual M.L.A. indemnity and supplementary salaries as authorized under Section 4 of the Members’ Remuneration and Pensions Act. Salaries for the Officers of the Legislature are also included.

OPERATING COSTS

55            Boards, Commissions and Courts – Fees and Expenses - includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

57            Public Servant Travel – includes travel expenses of government employees and officials on government business including prescribed allowances.

59            Centralized Management Support Services – includes central agency charges to ministries for services such as workplace technology services, BC Public Service Agency charges, legal services, accommodation and real estate services, and alternate service delivery services.

60            Professional Services – includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63            Information Systems – Operating – includes all contract fees and costs related to data, voice, image and text processing operations and services such as data and word processing, data communications charges, supplies, repairs, maintenance and short-term rentals of information processing equipment.

65            Office and Business Expenses – includes supplies and services required for the operation of offices.

67            Informational Advertising and Publications – includes costs associated with non-statutory advertising and general publications.

68            Statutory Advertising and Publications – includes costs associated with special notices and publications required by statute and regulations.

69            Utilities, Materials, and Supplies – includes the cost of services such as the supply of water and electricity, materials and supplies required for normal operation of government services and food for institutions.

70            Operating Equipment and Vehicles – includes the costs associated with the repair and maintenance of government vehicles, and operating machinery and equipment.

72            Non-Capital Roads and Bridges – includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73            Amortization – includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75            Building Occupancy Charges – includes payments to the private sector, for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

77            Transfers – Grants – includes discretionary grants to individuals, businesses, non-profit associations and others, where there are no contractual requirements.

79            Transfers – Entitlements – includes non-discretionary payments to individuals, businesses or other entities, where eligible recipients must be paid under statute, formula or regulation, and where there are no ongoing contractual requirements.

80            Transfers – Agreements – includes payments and reimbursements under contract, formal agreement, or shared cost agreement to individuals, businesses, or other entities for purposes specified in an agreement.

EXPLANATORY NOTES ON ACCOUNT CLASSIFICATIONS — Continued

OTHER EXPENSES

81            Transfers Between Votes and Special Accounts – includes transfers (payments) between a vote and a special account.

83            Interest on the Public Debt – includes only interest payments on the direct provincial debt borrowed for government purposes.

85            Other Expenses – includes expenses such as financing costs and valuation allowances and other expenses which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86            Recoveries Between Votes and Special Accounts – includes recoveries between a vote and a special account.

88            Recoveries Within the Consolidated Revenue Fund – includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89            Recoveries Within the Government Reporting Entity – includes costs and amounts recovered from government corporations, organizations and agencies, the offset for commissions paid for the collection of government revenues and accounts, and the write-off of uncollectible revenue related accounts.

90            Recoveries External to the Government Reporting Entity – includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

Land

Land – includes the purchased or acquired value for parks and other recreation land and land directly associated with capitalized infrastructure (buildings, ferries and bridges) but does not include land held for resale.

LI	Land Improvements – includes the capital cost of improvements to dams and water management systems and recreation areas.
Bldg	Buildings – includes the purchase, construction or major improvement of buildings owned by the Consolidated Revenue Fund.
SpE	Specialized Equipment – includes the purchase or capital lease cost of heavy equipment such as tractors and trailers, as well as telecommunications relay towers and switching equipment.
FE	Office Furniture and Equipment – includes the cost or capital lease cost of office furniture and equipment.
Veh	Vehicles – includes the purchase or capital lease cost of passenger, light truck and utility vehicles.
Info	Information Systems – includes the purchase or capital lease cost of mainframe and other systems hardware, software and related equipment.
TI	Tenant Improvements – includes the cost or capital lease cost of improvements to leased space.
Roads	Roads – includes the capital costs for construction or major improvements of roads, highways, bridges and ferries.

Ministry of Finance

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